UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-23314

PIMCO Flexible Municipal Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bijal Y. Parikh

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MUNICIPAL INTERVAL FUNDS

Semiannual Report

June 30, 2026

PIMCO California Flexible Municipal Income Fund

PIMCO Flexible Municipal Income Fund

(1)	Consolidated Schedule of Investments

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. A Fund may experience losses as a result of movements in interest rates.

Changing interest rates may have unpredictable effects on markets, which may detract from Fund performance. It is uncertain whether rates will remain steady, increase or decrease in the future. As such, the Funds may face a heightened level of risk associated with changing interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for certain types of bonds or bonds generally. Further, while bond markets have steadily grown over time, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than funds or securities with shorter durations. All of the factors mentioned above, individually or collectively, could potentially lead to decreased liquidity and increased volatility in the fixed income markets, or negatively impact a Fund’s performance or cause a Fund to incur losses.

Investing in the municipal bond market involves the risks of investing in debt securities generally and certain other risks. The amount of public information available about the municipal bonds in which a Fund may invest is generally less than that for corporate equities or bonds, and the investment performance of a Fund’s investment in municipal bonds may therefore be more dependent on the analytical abilities of Pacific Investment Management Company LLC (“PIMCO”) than its investments in taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns, by litigation, legislation or political events, or by the bankruptcy of the issuer. Issuers of municipal securities also might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Funds could experience delays in collecting principal and interest and a Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled.

A Fund that has substantial exposures to California municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal. Certain issuers of California municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain California issuers to pay principal or interest on their obligations. Provisions of the California Constitution and

2	PIMCO MUNICIPAL INTERVAL FUNDS

State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California’s economy is broad, it does have major concentrations in advanced technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events, natural disasters, or social unrest could have an adverse effect on the debt obligations of California issuers.

A Fund that has substantial exposures to New York municipal bonds may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal. While New York’s economy is broad, it does have concentrations in the financial services industry, and may be sensitive to economic problems affecting that industry. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the State, and when New York City experiences financial difficulty, it may have an adverse effect on New York municipal bonds held by a Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic, environmental, and political factors.

A Fund that has substantial exposures to municipal obligations issued by Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations may be affected significantly by economic, market, political, environmental and social conditions in Puerto Rico. Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of a Fund’s investments in Puerto Rico municipal securities. Legislation, including legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rico municipal securities.

Classifications of the Funds’ portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments or Consolidated Schedule of Investments sections of this report may differ from the classification used for the Funds’ compliance calculations, including those used in the Funds’ then-current prospectus, investment objectives, regulatory and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. Each Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States’ enforcement of restrictions on U.S. investments in certain issuers and tariffs on goods from certain other countries has contributed to and may continue to contribute to international trade tensions and may impact portfolio securities. The U.S. government has indicated

SEMIANNUAL REPORT	JUNE 30, 2026	3

Important Information About the Funds (Cont.)

an intent to alter its approach to international trade policy, including in some cases renegotiating, modifying or terminating certain bilateral or multi-lateral trade arrangements with foreign countries, and it has proposed to take and/or taken related actions, including the imposition of or stated potential imposition of a broad range of tariffs. The imposition of tariffs, trade restrictions, currency restrictions or similar actions (or retaliatory measures taken in response) could lead to, for example, price volatility, reduced market sentiment, and changes in inflation expectations. These and other geopolitical events may contribute to increased instability in the U.S. and global economies and markets, which may have an adverse effect on the performance of the Funds and their investments.

Increased volatility in the U.S. and global markets could be harmful to the Funds, issuers in which they invest and other market participants and Fund service providers. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.

Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which the Funds invest remain solvent, volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings. Market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking sector or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Funds and issuers in which they invest.

The Funds may make investments in debt instruments and other securities or instruments directly or through one or more direct or indirect fully-owned subsidiaries formed by a Fund (each, a “Subsidiary”). A Subsidiary may invest, for example, in whole loans or in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans, or any other security or other instrument that a Fund may hold directly.

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. Historical performance for a Fund or share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

4	PIMCO MUNICIPAL INTERVAL FUNDS

The dividend rate that a Fund pays on its common shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limit the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains, as well as the costs of any leverage obtained by a Fund. As portfolio and market conditions change, the rate of distributions on the common shares and a Fund’s dividend policy could change. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

The following table discloses the inception dates and diversification status of the Funds:

Fund Name	Fund Inception	Institutional Class	Class A-1	Class A-2	Class A-3	Diversification Status

PIMCO California Flexible Municipal Income Fund	06/27/2022	06/27/2022	01/31/2023	—	—	Diversified

PIMCO Flexible Municipal Income Fund	03/15/2019	03/15/2019	05/26/2020	10/02/2020	09/10/2019	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with PIMCO and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus or Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Funds creates a contract between or among any shareholders of a Fund, on the one hand, and the Funds, a service provider to a Fund, and/or the Trustees or officers of the Funds, on the other hand.

The Trustees (or the Funds and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus or SAI with respect to the Funds, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to a Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Funds’ then-current prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available

SEMIANNUAL REPORT	JUNE 30, 2026	5

Important Information About the Funds (Cont.)

without charge, upon request, by calling the Funds at (844) 312-2113, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and upon request by calling PIMCO at (844) 312-2113.

In August 2024, the SEC adopted amendments to Form N-PORT requiring funds to file Form N-PORT reports on a monthly basis and within 30 days of month end, with each report being made public 60 days after month end. On April 16, 2025, the SEC extended the compliance date for Form N-PORT amendments and fund groups with $1 billion or more in net assets will be required to comply with the amendments for reports filed on or after November 17, 2027. On February 18, 2026, the SEC extended the compliance date for Form N-PORT reporting requirements related to the Names Rule to November 17, 2027 for fund groups with net assets of $10 billion or more.

SEC rules allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Investors may elect to receive all future reports in paper free of charge by contacting their financial intermediary or, if invested directly with a Fund, investors can inform the Fund by calling (844) 312-2113. Any election to receive reports in paper will apply to all funds held with the fund complex if invested directly with a Fund or to all funds held in the investor’s account if invested through a financial intermediary. Paper copies of the Funds’ shareholder reports are required to be provided free of charge by the Funds or financial intermediary upon request.

In September 2023, the SEC adopted amendments to Rule 35d-1 under the Investment Company Act of 1940, as amended, the rule governing fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective on December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end.

6	PIMCO MUNICIPAL INTERVAL FUNDS

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SEMIANNUAL REPORT	JUNE 30, 2026	7

PIMCO California Flexible Municipal Income Fund

Cumulative Returns Through June 30, 2026

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026†§

Municipal Bonds & Notes
Special Tax	12.1%
Local or Guaranteed Housing	9.9%
Health, Hospital & Nursing Home Revenue	7.2%
Electric Power & Light Revenue	6.4%
Highway Revenue Tolls	5.5%
Tobacco Settlement Funded	5.0%
Ad Valorem Property Tax	4.6%
College & University Revenue	3.5%
Industrial Revenue	3.2%
Port, Airport & Marina Revenue	3.2%
Water Revenue	2.6%
Sales Tax Revenue	2.6%
Special Assessment	2.3%
Charter School Aid	1.1%
Other	5.9%
Mutual Funds	1.5%
Loan Participations and Assignments	16.1%
U.S. Treasury Obligations	4.9%
U.S. Government Agencies	2.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

8	PIMCO MUNICIPAL INTERVAL FUNDS

Institutional Class - CAFLX	Class A-1 - CAFMX

Average Annual Total Return for the period ended June 30, 2026

	6 Months*	1 Year	Commencement of Operations**
PIMCO California Flexible Municipal Income Fund Institutional Class	2.70%	7.38%	4.28%
PIMCO California Flexible Municipal Income Fund Class A-1	2.45%	6.85%	3.74%
Bloomberg CA Muni 22+ Year Index	4.11%	10.29%	4.21%
60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index***	3.83%	8.49%	4.52%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* Cumulative returns

** For class inception dates, please refer to the Important Information.

*** Secondary Index is composed of 60% ICE 22y+ California and Puerto Rico Municipal Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1 shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1 shares.

The Fund’s total annual operating expense ratios, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.14% for Institutional Class shares and 2.64% for Class A-1 shares. As of June 30, 2026, the Fund’s Total Effective Leverage(1) was 14.46%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

SEMIANNUAL REPORT	JUNE 30, 2026	9

PIMCO California Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO California Flexible Municipal Income Fund’s investment objective is to seek to provide high current income exempt from federal and California income tax by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax and California income tax (i.e., excluded from gross income for income tax purposes but not necessarily exempt from the alternative minimum tax or from the income taxes of any other state or of a local government). Capital appreciation is a secondary objective. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the housing sector contributed to performance, as the sector posted positive returns.

»	Exposure to taxable municipals contributed to performance, as taxable municipals posted positive returns.

»	Yield curve strategies detracted from performance, as interest rate movements were mixed.

»	There were no other material detractors for this Fund.

10	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund

Cumulative Returns Through June 30, 2026

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of June 30, 2026†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	14.5%
Local or Guaranteed Housing	8.8%
Industrial Revenue	6.5%
Ad Valorem Property Tax	5.6%
Natural Gas Revenue	5.4%
Tobacco Settlement Funded	4.4%
Sales Tax Revenue	4.0%
Port, Airport & Marina Revenue	3.6%
Water Revenue	3.1%
College & University Revenue	3.0%
Special Assessment	2.9%
Electric Power & Light Revenue	2.7%
Income Tax Revenue	2.1%
Miscellaneous Taxes	1.0%
Other	7.3%
Loan Participations and Assignments	14.3%
U.S. Treasury Obligations	4.8%
U.S. Government Agencies	2.9%
Short-Term Instruments	0.3%
Other	2.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

SEMIANNUAL REPORT	JUNE 30, 2026	11

Institutional Class - PMFLX	Class A-1 - PMAAX	Class A-2 - PMALX	Class A-3 - PMFAX

Average Annual Total Return for the period ended June 30, 2026

	6 Months*	1 Year	5 Years	Commencement of Operations**
PIMCO Flexible Municipal Income Fund Institutional Class	3.29%	7.52%	0.89%	4.13%
PIMCO Flexible Municipal Income Fund Class A-1	3.03%	7.00%	0.39%	3.56%
PIMCO Flexible Municipal Income Fund Class A-2	3.03%	6.98%	0.39%	3.55%
PIMCO Flexible Municipal Income Fund Class A-2 (adjusted)	0.94%	4.87%	-0.01%	3.27%
PIMCO Flexible Municipal Income Fund Class A-3	2.90%	6.71%	0.13%	3.34%
Bloomberg Municipal Long 22+ Bond Index	4.01%	9.74%	0.01%	2.22%
60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index***	4.04%	8.64%	0.73%	2.89%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

It is not possible to invest directly in an unmanaged index.

* Cumulative returns

** For class inception dates, please refer to the Important Information.

*** Secondary Index is composed of 60% Bloomberg Municipal Long 22+ Bond Index and 40% Bloomberg Municipal High Yield Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The adjusted returns take into account the maximum sales charge of 3.00% on Class A-2. Performance current to the most recent month-end is available at www.pimco.com or via (844) 312-2113. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

Performance of an index is shown in light of a requirement by the Securities and Exchange Commission that the performance of an appropriate broad-based securities market index be disclosed. However, the Fund is not managed to an index nor should the index be viewed as a “benchmark” for the Fund’s performance. The index is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

For periods prior to the inception date of the Class A-1, Class A-2 and Class A-3 shares performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class A-1, Class A-2 and Class A-3 shares.

The Fund’s total annual operating expense ratios, as stated in the Fund’s currently-effective prospectus (as of the date of this report), which include the Acquired Fund Fees and Expenses, were 2.35% for Institutional Class, 2.85% for Class A-1 shares, 2.85% for Class A-2 shares and 3.10% for Class A-3 shares. As of June 30, 2026, the Fund’s Total Effective Leverage(1) was 20.08%. See Financial Highlights for actual expense ratios as of the end of the period covered by this report.

(1)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

12	PIMCO MUNICIPAL INTERVAL FUNDS

PIMCO Flexible Municipal Income Fund (Cont.)

Investment Objective and Strategy Overview

PIMCO Flexible Municipal Income Fund seeks to provide high current income exempt from federal income tax. Capital appreciation is a secondary objective. The Fund attempts to achieve these objectives by investing, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of municipal bonds and other municipal securities, the interest from which, in the opinion of bond counsel for the issuer at the time of issuance (or on the basis of other authority believed by PIMCO to be reliable), is exempt from federal income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to the special tax sector contributed to performance, as the sector posted positive returns.

»	Exposure to the healthcare sector contributed to performance, as the sector posted positive returns.
»	Exposure to taxable municipals contributed to performance, as taxable municipals posted positive performance.

»	Yield curve strategies detracted from performance, as interest rate movements were mixed.

»	There were no other material detractors for this Fund

SEMIANNUAL REPORT	JUNE 30, 2026	13

Index Descriptions

Index*	Index Description

Bloomberg Municipal Long 22+ Bond Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

60% Bloomberg Municipal Long 22+ Bond Index, 40% Bloomberg Municipal High Yield Index	Bloomberg Municipal Long 22+ Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

Bloomberg CA Muni 22+ Year Index	The Bloomberg CA Muni 22+ Year Index is the long maturity California component of the Bloomberg Municipal Bond Index, which consists of a broad selection of investment grade general obligation and revenue bonds. It is an unmanaged index representative of the tax-exempt bond market.

60% ICE 22y+ California and Puerto Rico Municipal Index, 40% Bloomberg Municipal High Yield Index	The ICE 22y+ California and Puerto Rico Municipal Index is a subset of the ICE Long Duration National Municipal Securities Index including only securities issued within the State of California and Puerto Rico. The ICE Long Duration National Municipal Securities Index tracks the performance of long duration rated and unrated U.S. dollar denominated tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market. The Bloomberg Municipal High Yield Index is market value-weighted and designed to measure the performance of U.S. dollar-denominated high-yield municipal bonds issued by U.S. states, the District of Columbia, U.S. territories and local governments or agencies.

*	It is not possible to invest directly in an unmanaged index.

14	PIMCO MUNICIPAL INTERVAL FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

SEMIANNUAL REPORT	JUNE 30, 2026	15

Financial Highlights (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

PIMCO California Flexible Municipal Income Fund

Institutional Class

01/01/2026 - 06/30/2026+	$10.11	$0.18	$0.09	$0.27	$(0.18)	$0.00	$(0.18)

12/31/2025	10.18	0.37	(0.05)	0.32	(0.37)	(0.02)	(0.39)

12/31/2024	10.26	0.35	(0.03)	0.32	(0.34)	(0.06)	(0.40)

12/31/2023	9.83	0.37	0.42	0.79	(0.36)	0.00	(0.36)

06/27/2022 -12/31/2022	10.00	0.17	(0.18)	(0.01)	(0.16)	0.00	(0.16)

Class A-1

01/01/2026 - 06/30/2026+	10.11	0.16	0.09	0.25	(0.16)	0.00	(0.16)

12/31/2025	10.18	0.32	(0.05)	0.27	(0.32)	(0.02)	(0.34)

12/31/2024	10.26	0.29	(0.03)	0.26	(0.28)	(0.06)	(0.34)

01/31/2023 - 12/31/2023	10.15	0.30	0.10	0.40	(0.29)	0.00	(0.29)

PIMCO Flexible Municipal Income Fund

Institutional Class

01/01/2026 - 06/30/2026+	$10.10	$0.24	$0.11	$0.35	$(0.22)	$0.00	$(0.22)

12/31/2025	10.25	0.42	(0.14)	0.28	(0.43)	0.00	(0.43)

12/31/2024	10.24	0.45	0.00	0.45	(0.44)	0.00	(0.44)

12/31/2023	9.78	0.45	0.44	0.89	(0.43)	0.00	(0.43)

12/31/2022	11.88	0.38	(2.10)	(1.72)	(0.37)	(0.01)	(0.38)

12/31/2021	11.45	0.28	0.43	0.71	(0.28)	0.00	(0.28)

Class A-1

01/01/2026 - 06/30/2026+	10.10	0.21	0.11	0.32	(0.19)	0.00	(0.19)

12/31/2025	10.25	0.37	(0.14)	0.23	(0.38)	0.00	(0.38)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.33	(2.10)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.43	0.65	(0.22)	0.00	(0.22)

16	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.20	2.70%	$114,570	1.97	%*	1.98	%*	1.02	%*	1.03	%*	3.69	%*	28%

10.11	3.24	108,851	2.03		2.04		1.02		1.03		3.67		36

10.18	3.19	93,970	2.35		2.38		1.04		1.07		3.37		52

10.26	8.21	82,578	0.78		0.92		0.75		0.89		3.72		52

9.83	(0.08)	46,863	0.65	*	1.18	*(g)	0.60	*	1.13	*(g)	3.38	*	53

10.20	2.45	13,050	2.47	*	2.48	*	1.52	*	1.53	*	3.19	*	28

10.11	2.73	11,555	2.53		2.54		1.52		1.53		3.17		36

10.18	2.59	10,162	2.85		2.88		1.54		1.57		2.78		52

10.26	4.04	4,634	1.36	*(h)	1.42	*(h)	1.33	*(h)	1.39	*(h)	3.27	*	52

$10.23	3.49%	$800,305	2.25	%*	2.25	%*	1.04	%*	1.04	%*	4.80	%*	31%

10.10	2.85	778,322	2.26		2.26		0.99		0.99		4.16		64

10.25	4.48	825,745	2.22		2.22		0.97		0.97		4.34		38

10.24	9.41	681,419	2.40		2.40		0.99		0.99		4.53		59

9.78	(14.59)	692,602	1.28	(f)	1.34	(f)	0.70	(f)	0.76	(f)	2.81		130

11.88	6.29	813,672	0.77	(f)	1.03	(f)	0.53	(f)	0.79	(f)	2.00		14

10.23	3.24	426,070	2.75	*	2.75	*	1.54	*	1.54	*	4.28	*	31

10.10	2.35	448,936	2.76		2.76		1.49		1.49		3.67		64

10.25	3.96	483,410	2.72		2.72		1.47		1.47		3.82		38

10.24	8.86	345,953	2.90		2.90		1.49		1.49		4.05		59

9.78	(15.02)	259,422	1.88	(f)	1.94	(f)	1.21	(f)	1.27	(f)	2.78		130

11.88	5.77	268,728	1.39	(f)	1.65	(f)	1.15	(f)	1.41	(f)	1.84		14

SEMIANNUAL REPORT	JUNE 30, 2026	17

Financial Highlights (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gain	Total

Class A-2

01/01/2026 - 06/30/2026+	$10.10	$0.22	$0.10	$0.32	$(0.19)	$0.00	$(0.19)

12/31/2025	10.25	0.37	(0.14)	0.23	(0.38)	0.00	(0.38)

12/31/2024	10.24	0.40	0.00	0.40	(0.39)	0.00	(0.39)

12/31/2023	9.78	0.40	0.44	0.84	(0.38)	0.00	(0.38)

12/31/2022	11.88	0.34	(2.11)	(1.77)	(0.32)	(0.01)	(0.33)

12/31/2021	11.45	0.22	0.44	0.66	(0.23)	0.00	(0.23)

Class A-3

01/01/2026 - 06/30/2026+	10.10	0.20	0.11	0.31	(0.18)	0.00	(0.18)

12/31/2025	10.25	0.34	(0.13)	0.21	(0.36)	0.00	(0.36)

12/31/2024	10.24	0.37	0.01	0.38	(0.37)	0.00	(0.37)

12/31/2023	9.78	0.37	0.45	0.82	(0.36)	0.00	(0.36)

12/31/2022	11.88	0.31	(2.11)	(1.80)	(0.29)	(0.01)	(0.30)

12/31/2021	11.45	0.20	0.42	0.62	(0.19)	0.00	(0.19)

18	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(d)	Net Assets Applicable to Common Shareholders End of Year or Period (000s)	Expenses(e)		Expenses Excluding Waivers(e)		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.23	3.24%	$129,690	2.75	%*	2.75	%*	1.54	%*	1.54	%*	4.35	%*	31%

10.10	2.33	94,886	2.76		2.76		1.49		1.49		3.68		64

10.25	3.97	70,986	2.72		2.72		1.47		1.47		3.85		38

10.24	8.86	66,235	2.90		2.90		1.49		1.49		4.07		59

9.78	(15.01)	44,043	2.00	(f)	2.06	(f)	1.25	(f)	1.31	(f)	2.90		130

11.88	5.81	25,274	1.40	(f)	1.66	(f)	1.16	(f)	1.42	(f)	1.86		14

$10.23	3.10%	$294,403	3.00	%*	3.00	%*	1.79	%*	1.79	%*	4.04	%*	31%

10.10	2.08	289,122	3.01		3.01		1.74		1.74		3.42		64

10.25	3.71	283,997	2.97		2.97		1.72		1.72		3.59		38

10.24	8.58	255,569	3.15		3.15		1.74		1.74		3.80		59

9.78	(15.24)	226,512	1.85	(f)	1.91	(f)	1.27	(f)	1.33	(f)	2.25		130

11.88	5.50	269,710	1.42	(f)	1.68	(f)	1.18	(f)	1.44	(f)	1.45		14

SEMIANNUAL REPORT	JUNE 30, 2026	19

Financial Highlights (Consolidated) (Cont.)

Ratios/Supplemental Data

	RVMTP(3)
Selected Per Share Data for the Year or Period Ended^:	Total Amount Outstanding	Asset Coverage per Preferred Share(1)	Involuntary Liquidating Preference per Preferred Share(2)	Average Market Value per Preferred Share(4)

PIMCO California Flexible Municipal Income Fund

01/01/2026 - 06/30/2026+	$25,000,000	$610,480	$100,000	N/A

12/31/2025	25,000,000	581,560	100,000	N/A

12/31/2024	25,000,000	516,380	100,000	N/A

12/31/2023	N/A	N/A	N/A	N/A

06/27/2022 - 12/31/2022	N/A	N/A	N/A	N/A

PIMCO Flexible Municipal Income Fund

01/01/2026 - 06/30/2026+	$550,000,000	$400,090	$100,000	N/A

12/31/2025	550,000,000	392,920	100,000	N/A

12/31/2024	400,000,000	515,980	100,000	N/A

12/31/2023	400,000,000	437,250	100,000	N/A

12/31/2022	400,000,000	405,570	100,000	N/A

12/31/2021	175,000,000	887,020	100,000	N/A

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized, except for organizational expense, if any.
(a)

Net asset value includes adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds.

(b)	Per share amounts based on average number of common shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

(d)

Total return figures include adjustments required by U.S. GAAP. These values, and other performance figures relying on them, such as average annual total return data included in the fund’s prospectus and in any shareholder reports, may differ from net asset values and performance reported elsewhere with respect to the Funds. Additionally, excludes initial sales charges and contingent deferred sales charges.

(e)

Ratio includes interest expense which primarily relates to participation in borrowing and financing transactions, dividends paid to RVMTP shareholders and the amortization of debt issuance costs of these Preferred Shares.

See Note 13, Preferred Shares in the Notes to Financial Statements for more information.
(f)

Expense ratio as presented is calculated based on average total managed assets for the period presented. The expense ratio to average total managed assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

(g)

Certain organizational costs were incurred prior to the commencement of operations and reflected in the financial statements accompanying the initial registration statement. If the Fund had incurred all organization and trustee related expenses in the current period, the ratio of expenses to average net assets excluding waivers and ratio of expenses to average net assets excluding interest expense and waivers would have been 1.98% and 1.93%, respectively.

(h)

Expense ratio as presented is calculated based on average net assets for the period presented. Due to significant fluctuations in total net assets during the period, the expense ratio to average net assets differs from the total operating expense ratio in effect for each class. See Note 9, Fees and Expenses in the Notes to Financial Statements for additional information on how the Fund’s expenses are calculated.

[1]

“Asset Coverage per Preferred Share” means the ratio that the value of the total assets of the Fund, less all liabilities and indebtedness not represented by RVMTP Shares, bears to the aggregate of the involuntary liquidation preference of RVMTP, expressed as a dollar amount per Preferred Share.

[2]

“Involuntary Liquidating Preference” means the amount to which a holder of RVMTP Shares would be entitled upon the involuntary liquidation of the Fund in preference to the Common Shareholders, expressed as a dollar amount per Preferred Share.

[3]	Remarketable Variable Rate MuniFund Term Preferred (“RVMTP”) Shares. Prior to December 6, 2021, certain RVMTP Shares were Variable Rate MuniFund Term Preferred Shares. See Note 13, Preferred Shares.
[4]

The RVMTP Shares have no readily ascertainable market value. The liquidation value of the RVMTP Shares represent their liquidation preference, which approximates fair value of the shares less any unamortized debt issuance costs. See Note 13, Preferred Shares, in the Notes to Financial Statements for more information.

20	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities	June 30, 2026 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Assets:

Investments, at value
Investments in securities*	$172,741	$2,328,307
Cash	528	7,791
Deposits with counterparty	0	2
Receivable for investments sold	228	9,080
Receivable for Fund shares sold	204	2,739
Interest and/or dividends receivable	1,475	22,735
Reimbursement receivable from PIMCO	0	4
Other assets	1	0

Total Assets	175,177	2,370,658

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$3,069	$5,121
Payable for tender option bond floating rate certificates	902	3,309
Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value**	24,894	549,489
Payable for investments purchased	0	14,494
Payable for unfunded loan commitments	18,202	142,724
Distributions payable to common shareholders	208	2,408
Accrued management fees	94	1,335
Accrued servicing fees	5	399
Accrued reimbursement to PIMCO	9	0
Other liabilities	174	911

Total Liabilities	47,557	720,190

Commitments and Contingent Liabilities^

Net Assets Applicable to Common Shareholders	$127,620	$1,650,468

Net Assets Applicable to Common Shareholders Consist of:

Par value^^	$0	$2
Paid in capital	124,120	1,801,662
Distributable earnings (accumulated loss)	3,500	(151,196)

Net Assets Applicable to Common Shareholders	$127,620	$1,650,468

Institutional Class	$114,570	$800,305
Class A-1	13,050	426,070
Class A-2	N/A	129,690
Class A-3	N/A	294,403

Common Shares Outstanding	12,514	161,339

Institutional Class	11,234	78,232
Class A-1	1,280	41,650
Class A-2	N/A	12,678
Class A-3	N/A	28,779

SEMIANNUAL REPORT	JUNE 30, 2026	21

Consolidated Statements of Assets and Liabilities (cont.)	June 30, 2026 (Unaudited)

(Amounts in thousands†, except per share amounts)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Net Asset Value Per Common Share(a):

Institutional Class	$10.20	$10.23
Class A-1	10.20	10.23
Class A-2	N/A	10.23
Class A-3	N/A	10.23

Cost of investments in securities	$169,445	$2,346,943

* Includes repurchase agreements of:	$0	$7,900

** Includes unamortized debt issuance cost of	$106	$511

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information.
^^	($0.00001 per share)
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

22	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Six Months Ended June 30, 2026 (Unaudited)
(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Investment Income:

Interest	$3,356	$54,754
Dividends	86	1,247
Total Income	3,442	56,001

Expenses:

Management fees	551	8,007
Distribution and/or servicing fees - Class A-1	30	1,082
Distribution and/or servicing fees - Class A-2	0	253
Distribution and/or servicing fees - Class A-3	0	1,078
Trustee fees and related expenses	5	75
Interest expense	575	9,653
Paying and redemption agent fees	0	43
Expense reimbursements recouped	61	0
Miscellaneous expense	10	104
Total Expenses	1,232	20,295
Waiver and/or Reimbursement by PIMCO	(4)	0
Net Expenses	1,228	20,295

Net Investment Income (Loss)	2,214	35,706

Net Realized Gain (Loss):

Investments in securities	307	1,219
Exchange-traded or centrally cleared financial derivative instruments	80	1,327

Net Realized Gain (Loss)	387	2,546

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	668	15,963
Exchange-traded or centrally cleared financial derivative instruments	(37)	(1,050)

Net Change in Unrealized Appreciation (Depreciation)	631	14,913

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,232	$53,165

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	JUNE 30, 2026	23

Consolidated Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund		PIMCO Flexible Municipal Income Fund
	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025	Six Months Ended June 30, 2026 (Unaudited)	Year Ended December 31, 2025

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,214	$4,034	$35,706	$62,861
Net realized gain (loss)	387	(583)	2,546	(18,774)
Net change in unrealized appreciation (depreciation)	631	476	14,913	(3,737)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	3,232	3,927	53,165	40,350

Distributions to Common Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,976)	(3,927)	(16,790)	(33,521)
Class A-1	(191)	(364)	(8,362)	(17,973)
Class A-2	N/A	N/A	(1,959)	(3,073)
Class A-3	N/A	N/A	(5,196)	(10,316)

Total Distributions to Common Shareholders(a)	(2,167)	(4,291)	(32,307)	(64,883)

Common Share Transactions*:
Receipts for shares sold	12,357	22,852	150,505	335,260
Issued as reinvestment of distributions	988	2,112	18,091	37,852
Cost of shares repurchased	(7,196)	(8,326)	(150,252)	(401,451)
Net increase (decrease) resulting from common share transactions	6,149	16,638	18,344	(28,339)

Total increase (decrease) in net assets applicable to common shareholders	7,214	16,274	39,202	(52,872)

Net Assets Applicable to Common Shareholders:
Beginning of period	120,406	104,132	1,611,266	1,664,138
End of period	$127,620	$120,406	$1,650,468	$1,611,266

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Common Shares Offering, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions — Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

Consolidated Statements of Cash Flows

Six Months Ended June 30, 2026 (Unaudited) (Amounts in thousands†)	PIMCO California Flexible Municipal Income Fund	PIMCO Flexible Municipal Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$3,232	$53,165

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(53,989)	(823,361)
Proceeds from sales of long-term securities	43,638	701,686
(Purchases) Proceeds from sales of short-term portfolio investments, net	2	88,461
(Increase) decrease in deposits with counterparty	461	6,140
(Increase) decrease in receivable for investments sold	(228)	(7,640)
(Increase) decrease in interest and/or dividends receivable	(12)	(524)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	55	435
(Increase) decrease in reimbursement receivable from PIMCO	(1)	0
(Increase) decrease in other assets	(1)	0
Increase (decrease) in payable for investments purchased	0	14,494
Increase (decrease) in accrued management fees	(1)	(70)
Increase (decrease) in accrued servicing fees	0	(25)
Increase (decrease) in other liabilities	(3)	142
Net Realized (Gain) Loss
Investments in securities	(307)	(1,219)
Exchange-traded or centrally cleared financial derivative instruments	(80)	(1,327)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(668)	(15,963)
Exchange-traded or centrally cleared financial derivative instruments	37	1,050
Net amortization (accretion) on investments	(297)	(6,203)
Amortization of debt issuance cost	51	(3)
Net Cash Provided by (Used for) Operating Activities	(8,111)	9,238

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	12,271	151,950
Payments on shares redeemed	(7,196)	(150,252)
Cash distributions paid*	(1,165)	(14,203)
Proceeds from tender option bond transactions	1,200	4,400
Payments on tender option bond transactions	(298)	(1,091)
Proceeds from sale-buyback transactions	150,146	502,595
Payments on sale-buyback transactions	(147,077)	(497,474)
Proceeds on Remarketable Variable Rate MuniFund Term Preferred Shares Net	0	(210)
Net Cash Received from (Used for) Financing Activities	7,881	(4,285)

Net Increase (Decrease) in Cash and Foreign Currency	(230)	4,953

Cash and Foreign Currency:

Beginning of year or period	758	2,838
End of year or period	$528	$7,791
* Reinvestment of distributions	$988	$18,091

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the year or period	$525	$9,716
Non-Cash Payment In-Kind	$9	$403

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	JUNE 30, 2026	25

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 21.8%

AM Bidco Operations LLC
TBD% - 8.500% due 10/21/2027 «µ(f)	$235	$180

California Housing Finance Agency
TBD% due 04/01/2044 «µ	1,457	1,457
TBD% - 5.700% due 04/01/2028 «µ	409	408
TBD% - 5.760% due 04/01/2028 «µ	530	528
TBD% - 5.780% due 04/01/2028 «µ	514	512
TBD% - 5.790% due 04/01/2028 «µ	600	598
TBD% - 5.840% due 04/01/2028 «µ	416	415

California Municipal Finance Authority
TBD% due 09/01/2028 «µ	299	299
TBD% due 07/01/2029 «µ	1,233	1,233
TBD% due 01/01/2030 «µ	1,084	1,084
TBD% due 09/01/2043 «µ	659	659
TBD% due 07/01/2044 «µ	316	316
TBD% due 01/01/2045 «µ(f)	212	212
TBD% due 01/01/2045 «µ	5,250	5,250
TBD% - 5.940% due 09/01/2028 «µ	1,200	1,198
TBD% - 6.490% due 07/01/2029 «µ	577	577
TBD% - 6.550% due 01/01/2030 «µ	5,000	5,000

California Statewide Communities Development Authority
4.040% due 05/01/2038 «(f)	1,350	1,271
4.230% due 04/01/2041 «(f)	3,840	3,457

City of Woodland Community Facilities District
4.400% due 09/01/2034 «(f)	701	677

Louisiana Housing Finance Agency
8.000% due 07/31/2026 «	2,500	2,499

Total Loan Participations and Assignments (Cost $27,776)		27,830

CORPORATE BONDS & NOTES 0.1%

INDUSTRIALS 0.1%

Wild Rivers Water Park
8.500% due 11/01/2051	200	162

Total Corporate Bonds & Notes (Cost $174)		162

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 101.6%

ALABAMA 0.1%

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2025
5.000% due 10/01/2035	$100	$101

ARKANSAS 0.4%

Arkansas Development Finance Authority Revenue Bonds, Series 2023
7.500% due 07/01/2048	500	561

CALIFORNIA 84.2%

Alameda Corridor Transportation Authority, California Revenue Bonds, Series 2022
0.000% due 10/01/2050 (d)	1,000	605

Bay Area Toll Authority, California Revenue Bonds, Series 2024
2.500% due 04/01/2059	9,400	9,400

California Community Choice Financing Authority Revenue Bonds, Series 2021
4.000% due 02/01/2052	1,250	1,270

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.000% due 12/01/2053	500	523
5.000% due 02/01/2054	300	318
5.250% due 11/01/2054	750	793
5.500% due 10/01/2054	590	644

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 12/01/2032 (e)	1,545	2,826
5.000% due 05/01/2054	3,000	3,194

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	1,000	492

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (c)	1,455	254
5.000% due 06/01/2050	435	410

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2047	1,000	1,001

California Educational Facilities Authority Revenue Bonds, Series 2023
5.500% due 10/01/2053	500	502

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 08/15/2055	500	500

California Health Facilities Financing Authority Revenue Bonds, Series 2017
4.000% due 11/01/2038	1,500	1,495

26	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Health Facilities Financing Authority Revenue Bonds, Series 2022
5.000% due 03/01/2040	$500	$515

California Health Facilities Financing Authority Revenue Bonds, Series 2025
5.250% due 10/01/2050	1,500	1,699

California Housing Finance Agency Revenue Bonds, (FHLMC Insured), Series 2024
4.100% due 07/01/2040	1,000	998

California Housing Finance Agency Revenue Bonds, (FNMA Insured), Series 2024
4.250% due 08/01/2041	1,395	1,414

California Housing Finance Agency Revenue Bonds, (HUD Insured), Series 2024
5.970% due 11/01/2053	2,000	2,010

California Housing Finance Revenue Bonds, Series 2024
5.700% due 06/01/2054	1,750	1,749
6.000% due 03/01/2053	1,000	1,012
7.000% due 03/01/2053	250	249

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (c)	3,885	355
5.000% due 01/01/2056	310	274

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2024
5.125% due 07/01/2054	500	477

California Municipal Finance Authority Certificates of Participation Bonds, (AGM Insured), Series 2022
5.250% due 11/01/2036	200	211

California Municipal Finance Authority Revenue Bonds, (FNMA Insured),Series 2024
4.450% due 12/01/2042	900	911

California Municipal Finance Authority Revenue Bonds, Series 2021
2.950% due 07/01/2041	1,000	999
4.000% due 11/01/2036	500	481

California Municipal Finance Authority Revenue Bonds, Series 2024
5.500% due 05/01/2044	350	359
6.000% due 01/01/2039	1,000	1,049

California Municipal Finance Authority Revenue Bonds, Series 2025
3.537% due 02/20/2041	988	902
4.326% due 11/20/2040	994	992
5.375% due 11/01/2045	775	801
5.625% due 11/01/2054	500	510

California Municipal Finance Authority Revenue Bonds, Series 2026
5.000% due 09/01/2037	1,500	1,705

California Municipal Finance Authority Revenue Notes, Series 2021
3.000% due 09/01/2030 (f)	220	212

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Municipal Finance Authority Special Tax Bonds, Series 2024
5.000% due 09/01/2039	$275	$289
5.000% due 09/01/2044	325	341
5.000% due 09/01/2049	675	687
5.125% due 09/01/2054	500	511

California Municipal Finance Authority Special Tax Bonds, Series 2025
5.000% due 09/01/2040	1,360	1,421
5.000% due 09/01/2045	950	981
5.250% due 09/01/2045	600	627

California Municipal Finance Authority Special Tax Notes, Series 2024
4.250% due 09/01/2034	245	253

California Pollution Control Financing Authority Revenue Bonds, Series 1997
2.550% due 03/01/2042	2,000	2,000

California Public Finance Authority Revenue Bonds, Series 2019
6.250% due 07/01/2054	250	259

California Public Finance Authority Revenue Bonds, Series 2022
2.450% due 07/15/2062	1,400	1,400

California Public Finance Authority Revenue Bonds, Series 2025
5.000% due 11/01/2049	750	776

California School Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2054	525	506
5.000% due 07/01/2059	500	505

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	500	500

California State General Obligation Bonds, Series 2016
4.000% due 09/01/2034	1,200	1,201

California State University Revenue Bonds, Series 2015
4.000% due 11/01/2043	500	500

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2026
5.000% due 04/01/2043	200	220
5.000% due 04/01/2047	300	319
5.000% due 04/01/2048	400	422
5.000% due 04/01/2049	435	456
5.000% due 04/01/2050	315	330

California Statewide Communities Development Authority Revenue Bonds, Series 2006
4.500% due 11/01/2033	2,000	2,082

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 12/01/2041	500	500
5.000% due 12/01/2046	400	400

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	27

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California Statewide Communities Development Authority Revenue Bonds, Series 2018
5.000% due 12/01/2053	$300	$301

California Statewide Communities Development Authority Revenue Bonds, Series 2026
5.000% due 09/02/2040	265	272

California Statewide Communities Development Authority Revenue Notes, Series 2025
5.000% due 10/01/2035	1,100	1,255

California Statewide Communities Development Authority Revenue Notes, Series 2026
5.000% due 09/02/2035	215	222

California Statewide Communities Development Authority Special Assessment Bonds, (AGM Insured), Series 2026
5.000% due 09/02/2044	250	275

California Statewide Communities Development Authority Special Assessment Bonds, Series 2024
5.000% due 09/02/2049	525	540
5.000% due 09/02/2054	575	581

California Statewide Communities Development Authority Special Assessment Bonds, Series 2026
5.000% due 09/02/2046	1,250	1,306

California Statewide Communities Development Authority Special Tax Bonds, Series 2025
4.375% due 09/02/2040	915	924
5.000% due 09/01/2045	1,820	1,884
5.000% due 09/02/2050	500	517

California Statewide Communities Development Authority Special Tax Bonds, Series 2026
5.000% due 09/02/2046	860	902

Clovis Unified School District, California General Obligation Bonds, Series 2022
5.250% due 08/01/2041	500	540

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	220	210

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	595	545

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	445	368
4.000% due 02/01/2057	250	194

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2022
4.950% due 12/01/2046	250	261

Eastern Municipal Water District, California Revenue Bonds, Series 2024
2.550% due 07/01/2046	1,300	1,300

Elk Grove Finance Authority, California Special Tax Bonds, Series 2016
5.000% due 09/01/2046	500	500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Firebaugh, California Revenue Bonds, Series 2019
4.000% due 08/01/2039	$250	$227

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (c)	5,000	518
3.714% due 06/01/2041	500	387
3.850% due 06/01/2050	30	28

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,500	1,505

Indio Finance Authority, California Revenue Bonds, (BAM Insured), Series 2022
4.500% due 11/01/2052	250	253

Irvine Ranch Water District, California Special Assessment Bonds, Series 2009
2.500% due 10/01/2041	2,000	2,000

Irvine, California Special Assessment Bonds, Series 2004
2.750% due 09/02/2029	1,000	1,000

Lincoln, California Special Tax Bonds, Series 2025
5.000% due 09/01/2050	570	577
5.050% due 09/01/2055	500	502

Los Angeles County, California Development Authority Revenue Bonds, Series 2025
3.350% due 09/01/2059	500	505

Los Angeles Department of Airports, California Revenue Bonds, Series 2020
5.000% due 05/15/2038	1,000	1,052

Los Angeles Department of Airports, California Revenue Bonds, Series 2022
4.000% due 05/15/2041	500	497

Los Angeles Housing Authority, California Revenue Bonds, (FNMA Insured), Series 2024
4.500% due 07/01/2046	600	606

Los Angeles Unified School District, California General Obligation Bonds, Series 2022
5.000% due 07/01/2041	500	550

M-S-R Energy Authority, California Revenue Bonds, Series 2009
6.500% due 11/01/2039	330	408

Mountain House Community Facilities District, California Special Tax Bonds, Series 2025
5.000% due 09/01/2040	500	521

Mountain House Community Facilities District, California Special Tax Bonds, Series 2026
5.000% due 09/01/2051	1,100	1,117

Norman Y Mineta San Jose International Airport SJC, California Revenue Bonds, Series 2017
5.000% due 03/01/2047	1,000	1,003

Orange County, California Community Facilities District Special Tax Bonds, Series 2022
5.000% due 08/15/2047	250	257

28	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange County, California Community Facilities District Special Tax Bonds, Series 2023
5.500% due 08/15/2048	$1,500	$1,579

Orange County, California Community Facilities District Special Tax Bonds, Series 2026
5.000% due 08/15/2051	600	617

Rancho Cordova, California Special Tax Bonds, Series 2026
5.000% due 09/01/2055	650	658

Rialto, California Special Tax Bonds, Series 2026
5.000% due 09/01/2055	500	509

Rio Hondo Community College District, California General Obligation Bonds, Series 2022
0.000% due 08/01/2046 (c)	1,000	385

River Islands Public Financing Authority, California Special Tax Bonds, Series 2022
5.750% due 09/01/2052	250	257

River Islands Public Financing Authority, California Special Tax Bonds, Series 2024
5.000% due 09/01/2054	1,000	989

Roseville, California Special Tax Bonds, Series 2017
5.000% due 09/01/2033	500	508

Sacramento County, California Special Tax Bonds, Series 2022
5.000% due 09/01/2036	270	286
5.000% due 09/01/2047	100	102

Sacramento, California Special Tax Bonds, Series 2021
4.000% due 09/01/2050	500	446

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2021
4.000% due 07/01/2046	500	472

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2023
5.250% due 07/01/2058	700	728

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2016
4.000% due 11/01/2039	1,000	1,000

San Joaquin Valley Clean Energy Authority, California Revenue Bonds, Series 2025
5.500% due 01/01/2056	700	779

San Rafael City Elementary School District, California General Obligation Bonds, Series 2019
4.000% due 08/01/2047	250	248

Sanger Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2022
5.000% due 06/01/2049	1,000	1,001

Santa Cruz City High School District, California General Obligation Bonds, Series 2017
4.000% due 08/01/2042	1,000	1,001

Stockton Community Facilities District, California Special Tax Bonds, Series 2024
5.000% due 09/01/2044	380	391

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/01/2054	$650	$653

Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2021
0.000% due 06/01/2060 (c)	5,015	840

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (c)	2,000	369
5.000% due 06/01/2034	250	267
5.000% due 06/01/2048	1,930	1,938

University of California Revenue Bonds, Series 2026
5.000% due 11/15/2043	1,100	1,241
5.500% due 05/15/2043	1,000	1,174

Vacaville, California Special Tax Bonds, Series 2025
5.250% due 09/01/2055	1,000	1,022

		107,467

COLORADO 0.8%

Colorado Housing and Finance Authority Revenue Bonds, Series 2024
6.350% due 06/01/2054	300	299

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (d)	500	426

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.250% due 12/01/2032	250	258

		983

GEORGIA 0.1%

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	100	103

IDAHO 0.1%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	191	187

ILLINOIS 0.8%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2025
5.000% due 12/01/2040	1,000	997

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(a)	280	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	29

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.2%

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	$250	$212

MICHIGAN 1.2%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	247	202

Michigan State Hospital Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2055	1,000	1,098

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (c)	1,500	219

		1,519

MULTI-STATE 0.3%

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
2.250% due 09/25/2037	476	398

NEVADA 0.1%

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (c)	1,000	167

NEW HAMPSHIRE 1.0%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.817% due 12/20/2036	479	485

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
3.923% due 07/20/2039	789	770

		1,255

NEW JERSEY 0.1%

Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	100	100

NEW YORK 1.1%

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	100	86

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	$1,000	$1,117

		1,407

OHIO 1.5%

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (c)	3,200	218
5.000% due 06/01/2055	1,850	1,451

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	300	281

		1,950

PENNSYLVANIA 0.1%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	22	23
8.000% due 06/30/2034	44	45

		68

PUERTO RICO 7.7%

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	1,543	1,111
0.000% due 11/01/2051	2,735	1,612

Commonwealth of Puerto Rico General Obligation Bonds, Series 2021
4.000% due 07/01/2041	1,250	1,219

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	749	735

Puerto Rico Electric Power Authority Revenue Bonds, Series 2010
5.250% due 07/01/2040 ^(a)	1,000	766

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (c)	5,000	1,869
0.000% due 07/01/2051 (c)	4,500	1,223
5.000% due 07/01/2058	1,000	1,000

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	250	250

		9,785

TEXAS 1.5%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(a)	250	12

30	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043 ^(a)	$110	$3

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	250	241

Houston, Texas Airport System Revenue Notes, Series 2024
5.250% due 07/15/2034	500	539

Texas Municipal Gas Acquisition & Supply Corp. V Revenue Notes, Series 2026
5.000% due 04/01/2036	1,000	1,059

		1,854

VIRGINIA 0.1%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	170	168

WEST VIRGINIA 0.1%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (c)	1,250	125

WISCONSIN 0.1%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
6.500% due 06/01/2045	120	107

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (c)	100	79

		186

Total Municipal Bonds & Notes (Cost $126,532)		129,593

U.S. GOVERNMENT AGENCIES 3.2%

Federal Home Loan Mortgage Corp.
3.600% due 12/01/2040 - 06/01/2043	1,217	1,134
3.660% due 01/01/2039	723	693
3.850% due 02/01/2038 - 07/01/2041	2,355	2,261

Total U.S. Government Agencies (Cost $3,921)		4,088

U.S. TREASURY OBLIGATIONS 6.7%

U.S. Treasury Notes
3.375% due 02/29/2028	3,100	3,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/28/2031	$2,500	$2,427
4.125% due 03/31/2031 (g)	200	199
4.250% due 02/28/2031 (g)	1,200	1,202
4.625% due 04/30/2031 (g)	1,600	1,629

Total U.S. Treasury Obligations (Cost $8,597)		8,519

	SHARES
MUTUAL FUNDS 2.0%

BlackRock MuniHoldings California Quality Fund, Inc.	70,489	775

Nuveen California AMT-Free Quality Municipal Income Fund	70,100	878

Nuveen California Quality Municipal Income Fund	73,900	896

Total Mutual Funds (Cost $2,445)		2,549

COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

AM Bidco Holdings LLC «(b)	9	0

Total Common Stocks (Cost $0)		0

Total Investments in Securities (Cost $169,445)		172,741

Total Investments 135.4% (Cost $169,445)		$172,741

Remarketable Variable Rate MuniFund Term Preferred Shares, at liquidation value (19.5)%		(24,894)

Other Assets and Liabilities, net (15.9)%		(20,227)

Net Assets Applicable to Common Shareholders 100.0%		$127,620

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	31

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

(a)	Security is not accruing income as of the date of this report.

(b)	Security did not produce income within the last twelve months.

(c)	Zero coupon security.

(d)	Security becomes interest bearing at a future date.

(e)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Fund sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction.

(f) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
AM Bidco Operations LLC	0.000%	10/21/2027	10/21/2025	$209	$180	0.14%
California Municipal Finance Authority	0.000	01/01/2045	06/24/2026	212	212	0.17
California Municipal Finance Authority Revenue Notes, Series 2021	3.000	09/01/2030	12/06/2023	206	212	0.17
California Statewide Communities Development Authority	4.040	05/01/2038	01/09/2025	1,245	1,271	1.00
California Statewide Communities Development Authority	4.230	04/01/2041	01/09/2025	3,391	3,457	2.71
City of Woodland Community Facilities District	4.400	09/01/2034	07/26/2023	676	677	0.53

				$5,939	$6,009	4.72%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	3.760%	06/17/2026	07/01/2026	$(3,064)	$(3,069)

Total Sale-Buyback Transactions					$(3,069)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Master Securities Forward Transaction Agreement
BOS	$0	$0	$(3,069)	$(3,069)	$3,030	$(39)

Total Borrowings and Other Financing Transactions	$0	$0	$(3,069)

32	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(3,069)	$0	$0	$0	$(3,069)

Total Borrowings	$(3,069)	$0	$0	$0	$(3,069)

Payable for sale-buyback financing transactions					$(3,069)

(g)	Securities with an aggregate market value of $3,030 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)

The average amount of borrowings outstanding during the period ended June 30, 2026 was $(4,139) at a weighted average interest rate of 3.718%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$34	$34
Swap Agreements	0	0	0	0	46	46

	$0	$0	$0	$0	$80	$80

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(6)	$(6)
Swap Agreements	0	0	0	0	(31)	(31)

	$0	$0	$0	$0	$(37)	$(37)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	33

Consolidated Schedule of Investments PIMCO California Flexible Municipal Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$27,830	$27,830
Corporate Bonds & Notes
Industrials	0	162	0	162
Municipal Bonds & Notes
Alabama	0	101	0	101
Arkansas	0	561	0	561
California	0	107,467	0	107,467
Colorado	0	983	0	983
Georgia	0	103	0	103
Idaho	0	187	0	187
Illinois	0	997	0	997
Iowa	0	212	0	212
Michigan	0	1,519	0	1,519
Multi-State	0	398	0	398
Nevada	0	167	0	167
New Hampshire	0	1,255	0	1,255
New Jersey	0	100	0	100
New York	0	1,407	0	1,407
Ohio	0	1,950	0	1,950
Pennsylvania	0	68	0	68
Puerto Rico	0	9,785	0	9,785
Texas	0	1,854	0	1,854
Virginia	0	168	0	168
West Virginia	0	125	0	125
Wisconsin	0	186	0	186
U.S. Government Agencies	0	4,088	0	4,088
U.S. Treasury Obligations	0	8,519	0	8,519
Mutual Funds	2,549	0	0	2,549

Total Investments	$2,549	$142,362	$27,830	$172,741

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 12/31/2025	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$12,161	$15,838	$(76)	$30	$6	$(129)	$0	$0	$27,830	$(119)

Totals	$12,161	$15,838	$(76)	$30	$6	$(129)	$0	$0	$27,830	$(119)

34	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$180	Comparable Companies	Revenue Multiple	1.800	—
	13,978	Discounted Cash Flow	Discount Rate	5.220-8.290	6.401
	8,095	Recent Transaction	Commitment	100.000	—
	5,577	Recent Transaction	Purchase Price	100.000	—

Total	$27,830

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	35

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund

(Amounts in thousands*, except number of shares, contracts, units and ounces, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.1%

Alaska Housing Finance Corporation
7.120% due 04/01/2043 «	$11,984	$11,592

AM Bidco Operations LLC
TBD% - 8.500% due 10/21/2027 «µ(g)	10,638	8,168

Asheville Housing Authority
TBD% due 01/01/2043 «µ	7,350	7,350
TBD% - 6.500% due 01/01/2043 «µ	7,875	7,834

California Housing Finance Agency
TBD% due 04/01/2044 «µ	23,205	23,204
TBD% - 5.700% due 04/01/2028 «µ	5,612	5,597
TBD% - 5.710% due 04/01/2028 «µ	6,160	6,141
TBD% - 5.760% due 04/01/2028 «µ	7,224	7,200
TBD% - 5.780% due 04/01/2028 «µ	7,041	7,022
TBD% - 5.790% due 04/01/2028 «µ	7,830	7,804
TBD% - 5.840% due 04/01/2028 «µ	5,699	5,685

California Municipal Finance Authority
TBD% due 09/01/2028 «µ	4,364	4,364
TBD% due 07/01/2029 «µ	15,707	15,708
TBD% due 04/01/2030 «µ	6,242	6,242
TBD% due 09/01/2043 «µ	4,970	4,970
TBD% due 07/01/2044 «µ	4,022	4,022
TBD% due 02/01/2045 «µ	4,450	4,450
TBD% - 5.940% due 09/01/2028 «µ	9,056	9,044
TBD% - 6.470% due 04/01/2030 «µ	5,000	5,000
TBD% - 6.490% due 07/01/2029 «µ	7,345	7,345

City of Woodland Community Facilities District
4.400% due 09/01/2034 «(g)	13,239	12,775

County of Bernalillo
TBD% - 7.500% due 01/04/2027 «	17,420	17,376

Housing Authority of the City of San Diego
6.070% due 10/01/2030 «	5,870	5,948

Illinois Housing Development Authority
6.020% due 10/01/2042 «(g)	13,153	13,981

Industrial Development Board of The City of Kingsport
TBD% due 06/01/2027 «µ	1,506	1,506
TBD% - 6.460% due 06/01/2027 «µ	3,324	3,314
6.200% due 12/01/2042 «	8,911	8,754

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Inlivian
TBD% due 12/12/2041 «µ	$890	$890
TBD% - 9.710% due 11/01/2027 «~µ	10,105	10,111
6.322% due 01/01/2067 «	12,210	12,149

Iowa Finance Authority
7.000% due 09/12/2026 «	7,295	7,290
7.000% due 10/13/2026 «	7,070	7,065

Louisiana Housing Finance Agency
TBD% due 01/01/2044 «µ	1,130	1,130
TBD% - 6.500% due 11/15/2026 «µ	7,462	7,440
TBD% - 6.500% due 06/01/2028 «µ	9,040	8,962
TBD% - 7.250% due 09/30/2026 «µ	4,539	4,526
8.000% due 07/31/2026 «	4,000	3,999

New Mexico Mortgage Finance Authority
TBD% - 7.250% due 01/30/2027 «µ	11,844	11,787

Ohio Housing Finance Agency
TBD% - 6.500% due 02/01/2027 «µ	8,200	8,173

Phoenix Industrial Development Authority
TBD% due 11/01/2026 «µ	2,800	2,800
TBD% - 6.476% due 10/26/2063 «~µ	13,900	14,193

Vermont Housing Finance Agency
7.057% due 01/01/2043 «	6,791	6,551
7.443% due 07/01/2043 «	3,354	3,354

Total Loan Participations and Assignments (Cost $334,918)		332,816

CORPORATE BONDS & NOTES 0.4%

BANKING & FINANCE 0.1%

Credit Suisse AG AT1 Claim	3,000	1,058

VM Fund I LLC
8.625% due 02/28/2031 «	820	829

		1,887

INDUSTRIALS 0.3%

Sutter Health
5.537% due 08/15/2035	3,500	3,607

Wild Rivers Water Park
8.500% due 11/01/2051	5,300	4,286

		7,893

Total Corporate Bonds & Notes (Cost $9,192)		9,780

36	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 79.3%

ALABAMA 3.8%

Baldwin County, Alabama Industrial Development Authority Revenue Bonds, Series 2025
4.625% due 06/01/2055	$1,700	$1,736
5.000% due 06/01/2055	6,300	6,551

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2021
4.000% due 06/01/2051	3,520	3,599

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2023
5.250% due 12/01/2053	2,950	3,171
5.500% due 10/01/2054	5,400	5,829

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2024
5.250% due 05/01/2055	2,220	2,299

Black Belt Energy Gas District, Alabama Revenue Bonds, Series 2025
5.000% due 12/01/2055	9,900	10,552

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2025
5.000% due 10/01/2035	5,500	5,551

Black Belt Energy Gas District, Alabama Revenue Notes, Series 2026
5.000% due 07/01/2033	400	419
5.000% due 01/01/2034	14,400	15,106
5.000% due 11/01/2036	5,750	6,053

Energy Southeast A Cooperative District, Alabama Revenue Bonds, Series 2023
5.750% due 04/01/2054	1,900	2,090

Montgomery Medical Clinic Board, Alabama Revenue Bonds, Series 2016
5.000% due 03/01/2028 ^(c)	4,350	348
5.000% due 03/01/2030 ^(c)	4,305	344

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2023
5.000% due 01/01/2054	3,000	3,171

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2024
5.000% due 11/01/2035	8,600	8,980

Southeast Energy Authority A Cooperative District, Alabama Revenue Bonds, Series 2025
5.000% due 01/01/2056	8,500	8,681

		84,480

ARIZONA 1.4%

Arizona Industrial Development Authority Revenue Bonds, Series 2021
6.000% due 07/01/2051 ^(c)	1,500	2

Arizona Industrial Development Authority Revenue Bonds, Series 2025
0.000% due 01/01/2059 (f)	3,919	1,432
5.125% due 01/01/2059	10,228	8,780

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Arizona Industrial Development Authority Revenue Bonds, Series 2026
5.750% due 07/01/2061	$800	$803

Arizona Industrial Development Authority Revenue Bonds,(BAM Insured), Series 2026
5.000% due 07/01/2051	4,000	4,140

Arizona Industrial Development Authority Revenue Notes, Series 2021
5.500% due 07/01/2031 ^(c)	325	0

Industrial Development Authority of the County, Arizona of Pima Revenue Bonds, Series 2020
5.000% due 07/01/2049 ^	1,500	1,200

Maricopa County, Arizona Industrial Development Authority Revenue Bonds, Series 2017
4.000% due 01/01/2041	2,180	2,176

Maricopa County, Arizona Industrial Development Authority Revenue Notes, Series 2016
3.500% due 07/01/2026	260	260

Mesa, Arizona Utility System Revenue Bonds, Series 2026
5.000% due 07/01/2043	7,685	8,517

Salt Verde Financial Corp. Arizona Revenue Bonds, Series 2007
5.000% due 12/01/2037	3,000	3,162

		30,472

ARKANSAS 1.5%

Arkansas Development Finance Authority Revenue Bonds, Series 2026
4.250% due 09/01/2046	17,000	17,284
4.875% due 07/01/2056	5,000	5,234
7.375% due 07/01/2056	10,000	10,430

		32,948

CALIFORNIA 4.9%

California Community Choice Financing Authority Revenue Bonds, Series 2023
5.500% due 10/01/2054	2,465	2,692

California Community Choice Financing Authority Revenue Bonds, Series 2024
5.000% due 12/01/2032	4,000	8,649
5.000% due 11/01/2055	850	874

California Community Choice Financing Authority Revenue Bonds, Series 2025
5.000% due 10/01/2055	5,800	5,967

California Community Housing Agency Revenue Bonds, Series 2021
4.000% due 02/01/2056	7,010	3,450

California Community Housing Agency Revenue Bonds, Series 2022
4.500% due 08/01/2052	2,500	1,930

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	37

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

California County Tobacco Securitization Agency Revenue Bonds, Series 2020
0.000% due 06/01/2055 (e)	$5,040	$879

California Housing Finance Agency Revenue Bonds, (HUD Insured), Series 2024
5.970% due 11/01/2053	5,300	5,326

California Housing Finance Revenue Bonds, Series 2024
6.000% due 03/01/2053	12,300	12,445
7.000% due 03/01/2053	3,250	3,241

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2021
0.000% due 01/01/2061 (e)	2,860	262

California Municipal Finance Authority Revenue Bonds, Series 2018
5.000% due 12/31/2043	1,000	1,015

California Municipal Finance Authority Revenue Bonds, Series 2020
5.000% due 07/01/2052	1,000	926

California Municipal Finance Authority Revenue Bonds, Series 2021
4.000% due 11/01/2036	3,655	3,516

California Municipal Finance Authority Revenue Bonds, Series 2024
6.000% due 01/01/2039	6,000	6,292

California Municipal Finance Authority Revenue Bonds, Series 2026
5.000% due 09/01/2043	900	998

California Pollution Control Financing Authority Revenue Bonds, Series 2019
7.500% due 12/01/2039 ^(c)	2,451	0

California State General Obligation Bonds, Series 2015
3.875% due 12/01/2030	2,710	2,710

CMFA Special Finance Agency VIII, California Revenue Bonds, Series 2021
4.000% due 08/01/2047	2,730	2,600

CMFA Special Finance Agency, California Revenue Bonds, Series 2021
4.000% due 08/01/2045	5,445	4,991
4.000% due 12/01/2045	3,500	2,757

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2021
3.400% due 10/01/2046	790	654

CSCDA Community Improvement Authority, California Revenue Bonds, Series 2022
0.000% due 09/01/2062 (f)	11,000	7,740
4.300% due 07/01/2059	5,000	4,108
5.000% due 09/01/2037	2,100	2,146

Firebaugh, California Revenue Notes, Series 2019
2.050% due 08/01/2029	750	706

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
0.000% due 06/01/2066 (e)	$14,295	$1,482
3.714% due 06/01/2041	2,970	2,299
3.850% due 06/01/2050	4,115	3,780

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2022
5.000% due 06/01/2051	1,900	1,907

Hastings Campus Housing Finance Authority, California Revenue Bonds, Series 2020
5.000% due 07/01/2061	2,000	1,841

River Islands Public Financing Authority, California Special Tax Bonds, Series 2022
5.750% due 09/01/2052	3,000	3,088

Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2019
0.000% due 06/01/2054 (e)	1,000	184
5.000% due 06/01/2048	1,070	1,068

University of California Revenue Bonds, Series 2026
5.250% due 05/15/2039	1,000	1,207
5.500% due 05/15/2043	3,300	3,875

		107,605

COLORADO 2.9%

Aurora Highlands Community Authority Board, Colorado Revenue Bonds, Series 2021
5.750% due 12/01/2051	4,000	3,966

Bradley Heights Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
4.750% due 12/01/2051	6,250	5,058

Centerra Metropolitan District No 1, Colorado Tax Allocation Bonds, Series 2017
5.000% due 12/01/2037	4,500	4,502

Clear Creek Transit Metropolitan District No 2, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2050	700	533
7.900% due 12/15/2050	1,125	997

Colorado Bridge & Tunnel Enterprise Revenue Bonds, (AGM Insured), Series 2024
5.000% due 12/01/2041	1,000	1,110
5.000% due 12/01/2042	1,000	1,105

Colorado Health Facilities Authority Revenue Bonds, Series 2019
4.000% due 08/01/2049	1,000	899
5.000% due 08/01/2044	1,700	1,741

Colorado Health Facilities Authority Revenue Bonds, Series 2022
5.500% due 11/01/2047	4,000	4,257

Colorado Health Facilities Authority Revenue Notes, Series 2025
5.000% due 09/01/2035	1,950	2,179

38	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Colorado International Center Metropolitan District No 7, General Obligation Bonds, Series 2021
0.000% due 12/01/2051 (f)	$6,375	$5,431

Colorado State Certificates of Participation Bonds, Series 2017
4.000% due 03/15/2042	3,000	2,969

Denver, Colorado Airport System City & County Revenue Bonds, Series 2018
5.000% due 12/01/2036	1,560	1,752

Dominion Water & Sanitation District, Colorado Revenue Bonds, Series 2022
5.875% due 12/01/2052	6,698	6,933

Dominion Water & Sanitation District, Colorado Revenue Notes, Series 2022
5.000% due 12/01/2027	1,165	1,173
5.250% due 12/01/2032	3,170	3,275

Harvest Crossing Metropolitan District No 4, Colorado General Obligation Bonds, Series 2022
7.250% due 12/01/2052	2,500	2,514

Longs Peak Metropolitan District, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,500	2,502

Reunion Metropolitan District, Colorado Revenue Bonds, Series 2021
3.625% due 12/01/2044	4,994	3,905

Senac South Metropolitan District No 1, Colorado General Obligation Bonds, Series 2021
5.250% due 12/01/2051	2,915	2,860

Third Creek Metropolitan District No 1, Colorado General Obligation Bonds, Series 2022
4.750% due 12/01/2051	1,000	808

Transport Metropolitan District No 3, Colorado General Obligation Bonds, Series 2021
5.000% due 12/01/2051	500	382

Vail Home Partners Corp. Colorado Revenue Bonds, Series 2025
5.875% due 10/01/2055	2,500	2,613

Village Metropolitan District, Colorado General Obligation Bonds, Series 2020
5.000% due 12/01/2040	1,000	1,005

		64,469

CONNECTICUT 1.8%

Connecticut State Health & Educational Facilities Authority Revenue Bonds, Series 2017
2.600% due 07/01/2057	20,000	20,000
2.750% due 07/01/2057	20,000	20,000

		40,000

DISTRICT OF COLUMBIA 0.4%

District of Columbia Water & Sewer Authority Revenue Bonds, Series 2018
5.000% due 10/01/2049	3,400	3,460

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2018
5.000% due 10/01/2038	$3,200	$3,299

Metropolitan Washington Airports Authority Aviation, District of Columbia Revenue Bonds, Series 2024
5.250% due 10/01/2046	2,000	2,117

		8,876

FLORIDA 4.2%

Angeline Community Development District, Florida Special Assessment Bonds, Series 2025
5.500% due 05/01/2045	925	957

Avenir Community Development District, Florida Special Assessment Bonds, Series 2023
5.375% due 05/01/2043	3,440	3,647

Brevard County, Florida Health Facilities Authority Revenue Notes, Series 2026
5.000% due 07/01/2034	6,100	6,826

Buckhead Trails II Community Development District, Florida Special Assessment Bonds, Series 2026
5.500% due 05/01/2046	500	512

Capital Projects Finance Authority, Florida Revenue Bonds, Series 2020
5.000% due 10/01/2031	1,500	1,577
5.000% due 10/01/2032	1,350	1,414

Capital Projects Finance Authority, Florida Revenue Notes, Series 2020
5.000% due 10/01/2030	1,600	1,687

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2018
5.000% due 07/01/2033 ^(c)	500	121
5.000% due 07/01/2043 ^(c)	250	9
5.250% due 07/01/2048 ^(c)	250	10

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2020
0.000% due 01/01/2035 (e)	2,390	1,465

Capital Trust Agency, Inc., Florida Revenue Bonds, Series 2021
0.000% due 01/01/2061 (e)	5,395	480
5.000% due 01/01/2056	1,500	1,305

Capital Trust Authority, Florida Revenue Bonds, Series 2023
6.375% due 06/15/2058	3,580	3,664

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2021
4.000% due 10/01/2041	500	474

Charlotte County Industrial Development Authority, Florida Revenue Bonds, Series 2025
6.125% due 10/01/2055	2,100	2,187

Crosswinds East Community Development District, Florida Special Assessment Bonds, Series 2024
5.500% due 05/01/2044	1,000	1,040

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	39

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Florida Development Finance Corp. Revenue Bonds, (AGM Insured), Series 2024
5.000% due 07/01/2044	$7,900	$7,830
5.250% due 07/01/2047	2,300	2,294
5.250% due 07/01/2053	5,750	5,701

Florida Higher Educational Facilities Financing Authority Revenue Bonds, Series 2025
6.000% due 07/01/2045	4,900	5,048
6.250% due 07/01/2055	1,000	1,021

Florida Local Government Finance Commission Revenue Bonds, Series 2025
6.625% due 11/15/2045	1,500	1,636
6.750% due 11/15/2055	1,000	1,070

Gas Worx Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	1,000	1,049

Gas Worx Community Development District, Florida Special Assessment Notes, Series 2025
4.625% due 05/01/2030	345	351

Greater Orlando Aviation Authority, Florida Revenue Bonds, Series 2015
5.000% due 10/01/2040	3,335	3,338

Hamilton Bluff Community Development District, Florida Special Assessment Bonds, Series 2024
5.800% due 05/01/2054	1,000	1,012

Lakes of Sarasota Community Development District, Florida Revenue Bonds, Series 2018
5.000% due 07/01/2041	5,000	5,129

Lakewood Ranch Stewardship District, Florida Special Assessment Bonds, Series 2025
5.800% due 05/01/2045	2,560	2,778

Lee County Industrial Development Authority, Florida Revenue Bonds, Series 2026
5.000% due 04/01/2065	2,750	3,071

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2026
5.000% due 10/01/2037 (b)	7,900	8,774

Midtown Miami Community Development District, Florida Special Assessment Bonds, Series 2014
5.000% due 05/01/2029	945	946

Newfield Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	1,800	1,884

Orange County Health Facilities Authority, Florida Revenue Bonds, Series 2024
5.000% due 08/01/2054	1,090	1,095

Osceola County, Florida Transportation Revenue Bonds, Series 2020
0.000% due 10/01/2035 (e)	1,250	856

Pasadena Ridge Community Development District, Florida Special Assessment Bonds, Series 2025
5.500% due 05/01/2045	1,560	1,595

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Polk County, Florida Industrial Development Authority Revenue Bonds, Series 2020
5.875% due 01/01/2033 ^(c)	$2,025	$405

Reflection Bay Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	745	779

Reflection Bay Community Development District, Florida Special Assessment Notes, Series 2025
4.500% due 05/01/2030	270	274

Rivers Edge III Community Development District, Florida Special Assessment Bonds, Series 2025
5.750% due 05/01/2045	350	369

St Johns County, Florida Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 12/15/2036	1,000	965

Sunrise Community Development District, Florida Special Assessment Bonds, Series 2025
5.625% due 05/01/2045	1,000	1,018

Sunstone Community Development District, Florida Special Assessment Bonds, Series 2026
5.375% due 05/01/2046	750	755

Tampa, Florida Revenue Bonds, Series 2020
0.000% due 09/01/2037 (e)	800	504

Tampa-Hillsborough County, Florida Expressway Authority Revenue Bonds, Series 2017
4.000% due 07/01/2042	2,450	2,452

Twisted Oaks Pointe Community Development District, Florida Special Assessment Bonds, Series 2026
5.625% due 05/01/2046	500	512
5.875% due 05/01/2056	840	854

Village Community Development District No. 15, Florida Special Assessment Notes, Series 2023
4.250% due 05/01/2028	240	243

		92,983

GEORGIA 1.1%

Atlanta Development Authority, Georgia Revenue Bonds, Series 2017
7.000% due 01/01/2040 ^(c)	400	180

Atlanta Development Authority, Georgia Revenue Bonds, Series 2024
0.000% due 12/15/2048 (f)	2,700	2,494

Atlanta Development Authority, Georgia Tax Allocation Notes, Series 2024
5.000% due 04/01/2034	700	720

Bartow County, Georgia Development Authority Revenue Bonds, Series 1997
1.800% due 09/01/2029	2,800	2,629

Development Authority of Cobb County, Georgia Revenue Bonds, Series 2026
5.000% due 06/15/2038	650	692
5.500% due 06/15/2057	700	715

40	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Development Authority of Cobb County, Georgia Revenue Notes, Series 2026
5.000% due 06/15/2036	$700	$757

Fulton County, Georgia Residential Care Facilities for the Elderly Authority Revenue Bonds, Series 2021
4.000% due 04/01/2056	2,000	1,630

Housing Authority of Douglas County, Georgia Revenue Bonds, Series 2025
5.100% due 02/01/2044	1,550	1,673

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2022
5.000% due 12/01/2052	5,500	5,740

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2024
5.000% due 05/01/2054	2,000	2,139

Main Street Natural Gas, Inc., Georgia Revenue Bonds, Series 2025
5.000% due 12/01/2055	2,300	2,447

Municipal Electric Authority of Georgia Revenue Bonds, Series 2024
5.000% due 01/01/2040	1,250	1,368

		23,184

GUAM 0.1%

Guam Department of Education Certificates of Participation Notes, Series 2020
4.250% due 02/01/2030	1,225	1,226

HAWAII 1.6%

Hawaii Department of Budget & Finance State Revenue Bonds, Series 2025
2.650% due 07/01/2060	35,000	35,000

IDAHO 0.1%

Spring Valley Community Infrastructure District No 1, Idaho Special Assessment Bonds, Series 2021
3.750% due 09/01/2051	1,524	1,493

ILLINOIS 3.9%

Chicago Board of Education, Illinois General Obligation Bonds, Series 2022
5.000% due 12/01/2047	2,355	2,210

Chicago Board of Education, Illinois General Obligation Bonds, Series 2023
5.875% due 12/01/2047	3,580	3,673

Chicago Board of Education, Illinois General Obligation Bonds, Series 2025
5.000% due 12/01/2040	2,780	2,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2017
5.000% due 01/01/2047	$2,085	$2,091

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 07/01/2038	2,850	2,903

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2022
5.250% due 01/01/2056	1,000	1,031

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2024
5.000% due 01/01/2037	2,000	2,198
5.000% due 01/01/2039	1,200	1,304
5.500% due 01/01/2044	2,625	2,861

Chicago Transit Authority, Illinois Revenue Bonds, Series 2020
4.000% due 12/01/2050	2,250	2,046

Chicago, Illinois Certificates of Participation Bonds, Series 2016
5.000% due 03/15/2034	1,281	1,282

Chicago, Illinois General Obligation Bonds, Series 2019
5.500% due 01/01/2035	1,840	1,896

Chicago, Illinois General Obligation Bonds, Series 2023
5.500% due 01/01/2039	2,300	2,406

Cook County, Illinois School District No 28 General Obligation Bonds, Series 2025
5.250% due 12/01/2047	1,730	1,848

Gilberts Special Service Area No 25, Illinois Special Tax Bonds, Series 2018
6.000% due 03/01/2048	4,857	4,857

Illinois Finance Authority Revenue Bonds, Series 2017
4.800% due 12/01/2043	2,000	2,073
5.125% due 02/15/2045 ^(c)	223	7
5.250% due 05/15/2054	2,000	1,756
5.500% due 05/15/2054	3,100	2,825

Illinois Finance Authority Revenue Bonds, Series 2018
5.000% due 05/15/2043	4,600	4,702

Illinois Finance Authority Revenue Bonds, Series 2020
3.510% due 05/15/2041	2,070	1,693
4.000% due 08/15/2039	5,370	5,201
4.000% due 08/15/2040	3,500	3,366

Illinois Finance Authority Revenue Bonds, Series 2025
5.000% due 08/15/2044	8,500	9,617

Illinois Finance Authority Revenue Bonds, Series 2026
6.500% due 03/01/2055	2,142	2,017

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	41

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois Finance Authority Revenue Notes, Series 2024
5.000% due 11/15/2034	$1,500	$1,652

Illinois Sales Tax State Revenue Bonds, Series 2026
5.000% due 06/15/2044	3,250	3,520

Illinois Sales Tax State Revenue Notes, Series 2021
5.000% due 06/15/2031	2,000	2,176

Illinois State General Obligation Bonds, Series 2016
4.000% due 06/01/2037	1,400	1,395

Illinois State General Obligation Bonds, Series 2020
4.000% due 10/01/2034	3,400	3,431

Illinois State General Obligation Bonds, Series 2025
5.000% due 09/01/2042	4,000	4,259

Sales Tax Securitization Corp. Illinois Revenue Notes, Series 2020
5.000% due 01/01/2029	1,500	1,582

		86,650

INDIANA 1.7%

Indiana Finance Authority Revenue Bonds, Series 2012
4.250% due 11/01/2030	4,250	4,389

Indiana Finance Authority Revenue Bonds, Series 2019
7.000% due 03/01/2039 ^(c)	10,490	1

Indiana Finance Authority Revenue Bonds, Series 2024
5.000% due 07/01/2059	1,250	1,235

Indiana Finance Authority Revenue Bonds, Series 2025
2.700% due 11/15/2054	5,900	5,900

Indiana Finance Authority Revenue Notes, Series 2021
1.400% due 08/01/2029	2,000	1,845

Indiana Housing & Community Development Authority Revenue Bonds, Series 2016
6.250% due 07/01/2056	2,965	2,893

Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, Series 2023
6.125% due 03/01/2057	3,335	3,506

Indianapolis, Indiana Revenue Bonds, Series 2016
6.250% due 07/01/2056	2,965	2,903

Mount Vernon, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,150	1,163

Warrick County, Indiana Revenue Bonds, Series 2015
4.250% due 09/01/2055	1,000	1,011

Whiting, Indiana Revenue Bonds, Series 2016
4.400% due 03/01/2046	12,500	12,976

		37,822

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 0.5%

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2012
4.750% due 08/01/2042	$1,850	$1,851

Iowa Finance Authority Midwestern Disaster Area Revenue Refunding Bonds, Series 2022
4.000% due 12/01/2050	1,200	1,288

Iowa Finance Authority Revenue Bonds, Series 2022
8.000% due 01/01/2042	5,640	4,794

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2021
0.000% due 06/01/2065 (e)	13,505	2,037

		9,970

KENTUCKY 0.8%

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2016
6.000% due 11/15/2036	685	543

Kentucky Economic Development Finance Authority Revenue Bonds, Series 2021
5.000% due 07/01/2050	4,000	3,444

Kentucky Economic Development Finance Authority Revenue Notes, Series 2021
4.250% due 07/01/2031	1,380	1,354

Kentucky Public Energy Authority Revenue Bonds, Series 2022
3.625% (SOFRRATE) due 08/01/2052 ~	3,900	3,921

Kentucky Public Energy Authority Revenue Bonds, Series 2024
5.000% due 01/01/2055	1,750	1,851

Kentucky Public Energy Authority Revenue Notes, Series 2025
5.000% due 05/01/2036	5,700	6,011

Kentucky State Property & Building Commission Revenue Bonds, Series 2019
4.000% due 11/01/2034	1,250	1,266

		18,390

LOUISIANA 0.5%

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2024
5.000% due 01/01/2037	4,450	4,815
5.000% due 01/01/2038	4,000	4,295

Parish of St James, Louisiana Revenue Bonds, Series 2010
6.350% due 10/01/2040	2,200	2,387

		11,497

42	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MARYLAND 0.1%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 06/01/2036	$200	$198

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2025
5.000% due 07/01/2045	2,100	2,259

		2,457

MASSACHUSETTS 0.3%

Commonwealth of Massachusetts General Obligation Bonds, Series 2017
4.000% due 02/01/2041	2,000	2,000

Massachusetts Development Finance Agency Revenue Bonds, Series 2026
5.500% due 10/01/2045	1,500	1,625
6.000% due 10/01/2049	3,750	4,121

		7,746

MICHIGAN 1.4%

Detroit, Michigan General Obligation Bonds, Series 2014
4.000% due 04/01/2044	12,867	10,530

Detroit, Michigan General Obligation Bonds, Series 2023
6.000% due 05/01/2039	1,400	1,588

Kalamazoo Economic Development Corp., Michigan Revenue Bonds, Series 2026
6.250% due 08/15/2056	1,000	1,038

Michigan Finance Authority Revenue Bonds, Series 2020
0.000% due 06/01/2045 (e)	5,000	1,364
0.000% due 06/01/2065 (e)	30,345	3,242
5.000% due 06/01/2040	4,895	5,080

Michigan Finance Authority Revenue Bonds, Series 2021
5.000% due 05/01/2046	1,100	888

Michigan Strategic Fund Revenue Bonds, Series 2026
4.625% due 10/01/2041	1,700	1,726

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2008
0.000% due 06/01/2046 (e)	38,000	5,543

		30,999

MINNESOTA 0.4%

Duluth Economic Development Authority, Minnesota Revenue Bonds, Series 2018
5.000% due 02/15/2048	1,515	1,526

Minneapolis, Minnesota Revenue Bonds, Series 2018
5.000% due 11/15/2049	2,000	2,002

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2022
5.000% due 01/01/2034	$1,000	$1,083
5.000% due 01/01/2036	1,900	2,042

Rochester, Minnesota Revenue Bonds, Series 2026
5.000% due 11/15/2042	1,300	1,460

St Cloud, Minnesota Revenue Bonds, Series 2019
5.000% due 05/01/2048	1,500	1,525

		9,638

MISSOURI 0.1%

Cape Girardeau County, Missouri Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 03/01/2046	1,400	1,350

Lees Summit Industrial Development Authority, Missouri Revenue Bonds, Series 2026
5.500% due 08/15/2055	500	512

		1,862

MULTI-STATE 1.4%

FHLMC Multifamily VRD Certificates, New York Revenue Bonds, Series 2025
4.604% due 06/25/2042	2,093	2,121

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2022
3.125% due 09/25/2036	1,873	1,735

Freddie Mac Multifamily ML Certificates, Revenue Bonds, Series 2023
4.033% due 12/25/2036	10,089	10,104
4.140% due 01/25/2040	7,752	7,592
4.555% due 08/25/2040	8,436	8,724

		30,276

NEVADA 0.3%

Las Vegas, Nevada Revenue Bonds, Series 2016
4.375% due 06/15/2035	1,710	1,710

Las Vegas, Nevada Special Improvement District No 614 Special Assessment Bonds, Series 2026
5.250% due 06/01/2046 (b)	330	328

Reno, Nevada Revenue Bonds, Series 2018
0.000% due 07/01/2058 (e)	22,500	3,755

		5,793

NEW HAMPSHIRE 1.2%

New Hampshire Business Finance Authority Revenue Bonds, Series 2023
4.837% due 07/20/2036	8,300	8,421

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	43

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Hampshire Business Finance Authority Revenue Bonds, Series 2024
0.597% due 08/20/2039 (a)	$7,763	$289

New Hampshire Business Finance Authority Revenue Bonds, Series 2025
4.220% due 11/20/2042	6,839	6,712
5.625% due 06/01/2039	1,185	1,188

New Hampshire Business Finance Authority Revenue Notes, Series 2022
4.000% due 12/01/2028	4,050	4,102

New Hampshire Business Finance Authority Revenue Notes, Series 2023
5.087% due 07/20/2027	5,112	5,170

		25,882

NEW JERSEY 0.7%

Atlantic City, New Jersey General Obligation Bonds, Series 2015
6.375% due 03/01/2030	690	691

New Jersey Economic Development Authority Revenue Bonds, Series 2021
4.000% due 06/15/2040	1,000	999

New Jersey Economic Development Authority Revenue Bonds, Series 2022
5.000% due 11/01/2036	2,500	2,743

New Jersey Economic Development Authority Special Assessment Bonds, Series 2002
5.750% due 04/01/2031	5,000	5,038

New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2010
0.000% due 12/15/2032 (e)	2,000	1,621

Tobacco Settlement Financing Corp. New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2046	4,785	4,779

		15,871

NEW MEXICO 0.4%

Farmington, New Mexico Revenue Bonds, Series 2005
1.800% due 04/01/2029	8,440	7,953

NEW YORK 9.0%

Build NYC Resource Corp. New York Revenue Bonds, Series 2018
5.625% due 12/01/2050	6,800	5,867

Build NYC Resource Corp. New York Revenue Notes, Series 2022
5.000% due 06/01/2032	200	204

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2016
2.900% due 02/01/2045	15,000	15,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York City, New York General Obligation Bonds, Series 2025
2.900% due 02/01/2055	$19,055	$19,055

New York City, New York Municipal Water Finance Authority Revenue Bonds, Series 2022
3.000% due 06/15/2044	25,000	25,000

New York City, New York Municipal Water Finance Authority, New York Revenue Bonds, (BABs), Series 2009
2.900% due 06/15/2041	15,000	15,000

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2021
4.000% due 08/01/2039	1,000	1,003

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2023
5.000% due 05/01/2053	4,900	5,060

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2024
5.000% due 05/01/2047	5,500	5,829

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2025
5.000% due 11/01/2053	2,900	3,011

New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2026
5.000% due 02/01/2045	5,000	5,447

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2023
5.250% due 05/01/2048	5,000	5,336

New York City, New York Transitional Finance Authority Revenue Bonds, Series 2024
5.000% due 05/01/2048	4,000	4,210

New York County, New York Tobacco Trust Revenue Bonds, Series 2005
0.000% due 06/01/2055 (e)	26,000	2,284
0.000% due 06/01/2060 (e)	90,000	4,015

New York Energy Finance Development Corp. Revenue Bonds, Series 2025
5.000% due 07/01/2056	5,050	5,221

New York Liberty Development Corp. Revenue Bonds, Series 2014
5.000% due 11/15/2044	17,000	17,017
5.375% due 11/15/2040	4,500	4,504

New York State Dormitory Authority Revenue Bonds, Series 2025
5.000% due 07/01/2036	1,000	1,103

New York State Thruway Authority Revenue Bonds, Series 2025
5.000% due 03/15/2042	3,500	3,882

44	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York Transportation Development Corp. Revenue Bonds, (AGM Insured), Series 2025
5.500% due 06/30/2059	$17,400	$18,172

New York Transportation Development Corp. Revenue Bonds, Series 2018
5.000% due 01/01/2036	500	509

New York Transportation Development Corp. Revenue Bonds, Series 2023
6.000% due 04/01/2035	3,400	3,799

New York Transportation Development Corp. Revenue Bonds, Series 2025
6.000% due 06/30/2041	1,125	1,271

New York Transportation Development Corp. Revenue Notes, Series 2018
5.000% due 01/01/2027	5,000	5,055

New York Transportation Development Corp. Revenue Notes, Series 2020
4.000% due 10/01/2030	8,000	8,179

New York Transportation Development Corp. Revenue Notes, Series 2021
2.250% due 08/01/2026	670	670

Port Authority of New York & New Jersey Revenue Bonds, Series 1994
6.125% due 06/01/2094	2,000	2,003

Suffolk Tobacco Asset Securitization Corp. New York Revenue Bonds, Series 2021
0.000% due 06/01/2066 (e)	62,170	5,412

Westchester County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2025
6.500% due 11/01/2055 (g)	1,000	1,125

Westchester County, New York Local Development Corp. Revenue Bonds, Series 2025
7.500% due 11/01/2055 (g)	3,000	3,356

Yonkers Economic Development Corp. New York Revenue Bonds, Series 2019
5.000% due 10/15/2054	930	840

		198,439

NORTH CAROLINA 0.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2021
2.850% due 01/15/2042	8,310	8,310

North Carolina Medical Care Commission Revenue Bonds, Series 2025
2.850% due 06/01/2055	4,500	4,500

		12,810

NORTH DAKOTA 0.0%

Grand Forks County, North Dakota Revenue Bonds, Series 2021
6.625% due 12/15/2031 ^(c)	1,500	0
7.000% due 12/15/2043 ^(c)	1,000	0

		0

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 4.3%

Allen County, Ohio Hospital Facilities Revenue Bonds, Series 2025
2.950% due 11/01/2050	$15,000	$15,000

Blanchard Valley Port Authority, Ohio Revenue Bonds, Series 2026
6.250% due 01/01/2046	600	615

Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2020
0.000% due 06/01/2057 (e)	89,365	6,071
5.000% due 06/01/2055	30,000	23,534

Cleveland-Cuyahoga County, Ohio Port Authority Tax Allocation Bonds, Series 2021
4.000% due 12/01/2055	910	722

Columbus-Franklin County, Ohio Finance Authority Revenue Bonds, Series 2025
6.050% due 01/01/2046	800	828

Columbus-Franklin County, Ohio Finance Authority Revenue Bonds, Series 2026
6.300% due 01/01/2046	2,600	2,648

Dayton-Montgomery County, Ohio Port Authority Revenue Bonds, Series 2025
6.625% due 01/01/2045	1,300	1,399

Franklin County, Ohio Convention Facilities Authority Revenue Bonds, Series 2019
5.000% due 12/01/2037	650	664
5.000% due 12/01/2044	2,500	2,524

Kent State University, Ohio Revenue Bonds, Series 2022
5.000% due 05/01/2034	1,425	1,571

Montgomery County, Ohio Revenue Bonds, Series 2018
6.250% due 04/01/2049 ^(c)	2,528	32

Ohio Air Quality Development Authority Revenue Bonds, Series 2014
2.400% due 12/01/2038	1,000	963

Ohio Air Quality Development Authority Revenue Bonds, Series 2015
4.250% due 11/01/2040	2,000	2,021

Ohio Air Quality Development Authority Revenue Bonds, Series 2019
5.000% due 07/01/2049	13,350	12,517

Ohio Air Quality Development Authority Revenue Bonds, Series 2022
4.250% due 11/01/2039	5,045	5,090

Ohio Air Quality Development Authority Revenue Bonds, Series 2026
4.350% due 06/30/2040	950	964

Ohio Housing Finance Agency Revenue Bonds, Series 2025
6.250% due 01/01/2045	2,600	2,758
6.300% due 01/01/2045	3,660	3,829
6.375% due 01/01/2045	1,000	1,067
6.500% due 01/01/2045	1,100	1,166

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	45

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ohio Housing Finance Agency Revenue Bonds, Series 2026
6.125% due 01/01/2046	$2,000	$2,057

Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2009
4.750% due 06/01/2033	2,585	2,692

Port of Greater Cincinnati Development Authority, Ohio Revenue Bonds, Series 2025
6.500% due 01/01/2045	1,300	1,381

Port of Greater Cincinnati Development Authority, Ohio Revenue Bonds, Series 2026
6.250% due 03/01/2051	2,330	2,447

		94,560

OKLAHOMA 0.1%

Oklahoma Development Finance Authority Revenue Bonds, Series 2019
4.000% due 08/01/2036	1,230	1,176

OREGON 0.0%

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2018
5.000% due 05/15/2052	355	337

Clackamas County, Oregon Hospital Facility Authority Revenue Bonds, Series 2020
5.375% due 11/15/2055	750	751

		1,088

PENNSYLVANIA 3.5%

Berks County, Pennsylvania Municipal Authority Revenue Notes, Series 2024
6.000% due 06/30/2034	770	817
8.000% due 06/30/2034	1,539	1,570

Blythe Township Solid Waste Authority, Pennsylvania Revenue Bonds, Series 2017
7.750% due 12/01/2037	1,645	1,738

Bucks County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2021
4.000% due 07/01/2051	1,050	918
5.000% due 07/01/2039	2,850	2,963

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, (AGM Insured), Series 2018
4.000% due 06/01/2039	4,810	4,757

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2020
4.000% due 04/01/2050	7,000	6,205

Lehigh County, Pennsylvania Revenue Bonds, Series 2019
3.770% (MUNIPSA) due 08/15/2038 ~(g)	2,800	2,766

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Luzerne County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2019
2.450% due 12/01/2039	$2,000	$1,893

Mercer County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2020
6.125% due 10/01/2050	2,150	1,525

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2023
4.450% due 10/01/2034	5,000	5,144

Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2024
5.000% due 11/01/2044	1,300	1,305

Montgomery County, Pennsylvania Higher Education & Health Authority Revenue Bonds, Series 2022
4.000% due 05/01/2039	1,375	1,373

Moon Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2015
6.000% due 07/01/2045	5,000	5,001

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2009
5.250% due 12/01/2038	2,000	2,002

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2013
2.950% due 08/01/2045	5,000	5,000

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2015
5.000% due 12/31/2038	1,150	1,150

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2022
5.500% due 06/30/2040	5,000	5,403

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2023
2.900% due 05/15/2053	10,000	10,000
5.000% due 07/01/2042	2,000	2,077

Pennsylvania Economic Development Financing Authority Revenue Bonds, Series 2025
5.450% due 01/01/2051	1,200	1,310

Pennsylvania Turnpike Commission Revenue Bonds, Series 2024
5.000% due 12/01/2041	2,700	2,982

Philadelphia Authority for Industrial Development, Pennsylvania Revenue Bonds, Series 2017
5.000% due 09/01/2047	7,400	7,407
5.500% due 12/01/2058	2,500	2,526

		77,832

PUERTO RICO 6.4%

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2005
0.000% due 05/15/2050 (e)	8,800	1,807

46	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Children’s Trust Fund, Puerto Rico Revenue Bonds, Series 2008
0.000% due 05/15/2057 (e)	$87,500	$3,967

Commonwealth of Puerto Rico Bonds, Series 2022
0.000% due 11/01/2043	9,005	6,484
0.000% due 11/01/2051	9,200	3,116
1.000% due 11/01/2051	42,841	31,435

Commonwealth of Puerto Rico General Obligation Notes, Series 2021
5.625% due 07/01/2027	2,758	2,810

GDB Debt Recovery Authority of Puerto Rico Revenue Bonds, Series 2018
7.500% due 08/20/2040	18,167	17,829

Puerto Rico Electric Power Authority Revenue Bonds, Series 2012
5.000% due 07/01/2029 ^(c)	7,700	5,900

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2018
0.000% due 07/01/2046 (e)	69,270	25,894
0.000% due 07/01/2051 (e)	105,489	28,676
5.000% due 07/01/2058	8,130	8,131

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Bonds, Series 2019
4.329% due 07/01/2040	1,200	1,200
4.550% due 07/01/2040	4,493	4,508

		141,757

RHODE ISLAND 0.5%

Rhode Island Health and Educational Building Corp. Revenue Bonds, (AGM Insured),Series 2025
5.000% due 07/01/2039	350	373
5.000% due 07/01/2040	350	370

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2007
0.000% due 06/01/2052 (e)	1,700	237

Tobacco Settlement Financing Corp. Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2050	10,000	10,000

		10,980

SOUTH CAROLINA 0.2%

Patriots Energy Group Financing Agency, South Carolina Revenue Bonds, Series 2023
5.250% due 02/01/2054	3,100	3,337

South Carolina Jobs-Economic Development Authority Revenue Bonds, Series 2021
6.500% due 06/01/2051 ^(c)	500	55

		3,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TENNESSEE 1.3%

Memphis-Shelby County, Tennessee Industrial Development Board Tax Allocation Bonds, Series 2017
5.500% due 07/01/2037	$1,420	$1,083
5.625% due 01/01/2046	1,900	1,296

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, Series 2026
5.000% due 07/01/2037	7,000	7,878

Metropolitan Government of Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Bonds, (HUD Insured), Series 2023
4.875% due 10/01/2038	4,915	5,089

Metropolitan Government of Nashville & Davidson County, Tennessee Industrial Development Board Special Assessment Bonds, Series 2021
0.000% due 06/01/2043 (e)	1,785	839

Tennergy Corp. Tennessee Revenue Bonds, Series 2022
5.500% due 10/01/2053	5,750	6,130

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2021
5.000% due 05/01/2052	5,000	5,288

		27,603

TEXAS 8.7%

Angelina & Neches River Authority, Texas Revenue Bonds, Series 2021
7.500% due 12/01/2045 ^(c)	2,675	134
12.000% due 12/01/2045 ^(c)	9,000	450

Arlington Higher Education Finance Corp. Texas Revenue Bonds, Series 2025
5.750% due 06/15/2055	3,000	3,060

Austin Housing Finance Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	1,750	1,764

Austin, Texas Airport System Revenue Bonds, Series 2026
5.000% due 11/15/2039	3,000	3,298
5.000% due 11/15/2042	7,500	8,121

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2022
10.000% due 06/01/2042 ^(c)	2,812	70

Brazoria County, Texas Industrial Development Corp. Revenue Bonds, Series 2023
12.000% due 06/01/2043 ^(c)	2,162	54

City of Oak Point, Texas Special Assessment Bonds, Series 2026
5.500% due 09/15/2046	600	607

Clifton Higher Education Finance Corp. Texas Revenue Bonds, (PSF Insured), Series 2025
5.000% due 02/15/2041	3,850	4,150

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	47

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas Housing Finance Corp. Texas Revenue Bonds, Series 2022
6.000% due 12/01/2062	$3,000	$2,886

Denton Essential Investments Public Facility Corp.
6.697% due 01/01/2043 «	1,880	1,819
6.697% due 01/01/2059 «	8,000	7,665

Denton Essential Investments Public Facility Corp., Texas Special Assessment Bonds, Series 2025
5.625% due 12/31/2055	2,700	2,800
5.875% due 12/31/2045	1,000	1,048

Denton, Texas Essential Investments Public Facility Corp.
7.095% due 06/01/2059 «	3,700	3,690
7.095% due 06/02/2059 «	12,800	12,846

Fort Worth, Texas Water & Sewer System Revenue Bonds, Series 2025
5.000% due 02/15/2048	1,310	1,376

Houston, Texas Airport System Revenue Bonds, Series 2024
5.500% due 07/15/2035	5,000	5,462
5.500% due 07/15/2036	8,000	8,686
5.500% due 07/15/2037	2,500	2,707
5.500% due 07/15/2039	1,500	1,604

Manor Housing Public Facility Corp. Texas Revenue Bonds, Series 2024
3.400% due 11/01/2042	2,550	2,566

Mission Economic Development Corp. Texas Revenue Bonds, Series 2024
4.000% due 06/01/2054	4,250	4,343

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2016
4.000% due 07/01/2031 ^(c)	2,510	1,958
4.000% due 07/01/2036 ^	2,170	2,110
5.000% due 07/01/2046 ^	12,300	10,411
5.000% due 07/01/2051 ^	1,100	1,070
5.750% due 07/01/2051 ^(c)	1,405	917

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2017
5.000% due 07/01/2047 ^	1,500	1,500

New Hope Cultural Education Facilities Finance Corp. Texas Revenue Bonds, Series 2019
4.000% due 12/01/2054	450	361
5.000% due 12/01/2054	250	239

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2025
2.950% due 08/01/2055	24,000	24,000

Pilot Point, Texas Special Assessment Notes, Series 2025
5.000% due 09/15/2030	600	614
5.250% due 09/15/2035	740	778

Princeton, Texas Special Assessment Bonds, Series 2026
5.200% due 09/01/2046 (b)	450	453

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royse City, Texas Special Assessment Bonds, Series 2026
5.200% due 09/15/2046 (b)	$600	$609

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2025
5.000% due 11/15/2049	2,000	2,094

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2026
2.700% due 11/15/2063	25,000	25,000

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
4.080% (TSFR3M) due 12/15/2026 ~	3,000	3,001

Texas Municipal Gas Acquisition & Supply Corp. V Revenue Notes, Series 2026
5.000% due 04/01/2036	13,600	14,398

Texas State University System Revenue Bonds, Series 2026
5.000% due 03/15/2046	1,750	1,885

Texas Transportation Finance Corp. Revenue Bonds, Series 2025
5.000% due 10/01/2050	9,040	9,532

Texas Water Development Board Revenue Bonds, Series 2016
4.000% due 10/15/2041	8,500	8,414

Travis County, Texas Development Authority Special Assessment Bonds, Series 2026
5.350% due 09/01/2046	570	577

		191,127

UTAH 1.4%

Downtown Daybreak Public Infrastructure District No 1, Utah Tax Allocation Bonds, Series 2026
5.875% due 03/01/2051	1,250	1,283

Downtown Revitalization Public Infrastructure District, Utah Revenue Notes, Series 2025
5.000% due 07/15/2035	4,925	4,938

Mida Cormont Public Infrastructure District, Utah General Obligation Bonds, Series 2025
0.000% due 06/01/2055 (f)	1,350	1,193
6.250% due 06/01/2055	550	584

Mida Mountain Village Public Infrastructure District, Utah Special Assessment Bonds, Series 2021
4.000% due 08/01/2050	1,845	1,598

Mida Mountain Village Public Infrastructure District, Utah Tax Allocation Bonds, Series 2024
5.750% due 06/15/2044	2,125	2,228
6.000% due 06/15/2054	4,000	4,150

Resort Core Public Infrastructure District No 1, Utah General Obligation Bonds, Series 2026
5.375% due 03/01/2046	4,500	4,563

48	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Skyfall Infrastructure Financing District, Utah Special Assessment Bonds, Series 2026
7.000% due 12/01/2055	$9,800	$9,836

		30,373

VIRGINIA 1.2%

Farms New Kent Community Development Authority, Virginia Special Assessment Bonds, Series 2021
3.750% due 03/01/2036	4,205	4,144

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2021
4.000% due 01/01/2041	455	442

Lynchburg Economic Development Authority, Virginia Revenue Bonds, Series 2026
5.250% due 01/01/2046	2,125	2,296
5.250% due 01/01/2047	2,100	2,251

Virginia Beach Development Authority Revenue Bonds, Series 2023
7.000% due 09/01/2053	3,500	3,858

Virginia Small Business Financing Authority Revenue Bonds, Series 2019
0.000% due 07/01/2061 (e)	29,035	827
5.000% due 07/01/2034	7,290	6,503
7.500% due 07/01/2052 ^(c)	4,170	2,502

Virginia Small Business Financing Authority Revenue Bonds, Series 2025
5.000% due 06/15/2042	2,150	2,327
5.000% due 06/15/2043	1,445	1,558

		26,708

WASHINGTON 1.1%

Washington State General Obligation Bonds, Series 2026
5.000% due 08/01/2051	11,315	12,042

Washington State Housing Finance Commission Revenue Bonds, Series 2018
5.000% due 07/01/2038	1,175	998
5.000% due 07/01/2048	500	382
5.000% due 07/01/2053	1,100	796

Washington State Housing Finance Commission Revenue Bonds, Series 2024
4.221% due 03/01/2050	4,536	4,465

Washington State Housing Finance Commission Revenue Bonds, Series 2025
6.000% due 01/01/2046	4,500	4,725
7.000% due 07/01/2064	700	737

		24,145

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.2%

Montgomery County, West Virginia Tax Allocation Bonds, Series 2023
5.750% due 06/01/2043	$875	$945
6.000% due 06/01/2053	1,315	1,393

Montgomery County, West Virginia Tax Allocation Notes, Series 2023
5.000% due 06/01/2033	365	383

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	70,100	7,024

West Virginia Economic Development Authority Revenue Bonds, Series 2025
4.625% due 04/15/2055	5,000	5,162
5.450% due 01/01/2055	6,860	7,488

West Virginia Hospital Finance Authority Revenue Bonds, Series 2023
5.750% due 09/01/2043	4,000	4,355

		26,750

WISCONSIN 2.3%

Public Finance Authority, Wisconsin Revenue Bonds, Series 2017
6.750% due 08/01/2031	4,500	3,150
7.000% due 01/01/2050	1,000	1,076

Public Finance Authority, Wisconsin Revenue Bonds, Series 2018
6.375% due 01/01/2048 ^(c)	2,000	900

Public Finance Authority, Wisconsin Revenue Bonds, Series 2019
5.875% due 10/01/2054 ^(c)	1,500	752

Public Finance Authority, Wisconsin Revenue Bonds, Series 2020
5.000% due 01/01/2055	1,000	876
5.250% due 03/01/2045	1,500	1,503

Public Finance Authority, Wisconsin Revenue Bonds, Series 2021
0.000% due 01/01/2061 (e)	4,515	402
4.000% due 09/30/2051	985	851
4.000% due 03/31/2056	4,150	3,485
4.000% due 07/01/2056	2,250	1,671
6.500% due 06/01/2045	3,015	2,698

Public Finance Authority, Wisconsin Revenue Bonds, Series 2023
2.950% due 10/01/2055	6,900	6,900

Public Finance Authority, Wisconsin Revenue Bonds, Series 2024
5.750% due 07/01/2054	1,100	1,147

Public Finance Authority, Wisconsin Revenue Bonds, Series 2025
5.000% due 11/15/2043	1,000	1,054
5.000% due 11/15/2044	1,000	1,047
5.750% due 12/31/2065	5,000	5,241

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	49

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Public Finance Authority, Wisconsin Revenue Notes, Series 2023
0.000% due 09/01/2029 (e)	$342	$270
6.125% due 12/15/2029	4,045	4,090

Wisconsin Center District Revenue Bonds, (AGM Insured), Series 2020
0.000% due 12/15/2033 (e)	2,755	2,109

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2021
4.000% due 08/15/2046	4,000	3,686

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2024
5.875% due 07/01/2055	2,400	2,439

Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2025
6.250% due 11/15/2055	3,665	3,722
6.375% due 07/01/2045	1,030	1,118

		50,187

Total Municipal Bonds & Notes (Cost $1,758,263)		1,744,469

U.S. GOVERNMENT AGENCIES 3.0%

Federal Home Loan Mortgage Corp.
3.600% due 06/01/2043	3,243	2,959
3.700% due 09/01/2038	9,751	9,268
3.790% due 07/01/2040	3,129	2,952
3.800% due 12/01/2038	8,714	8,320
3.850% due 02/01/2038 - 07/01/2039	9,955	9,533
4.000% due 01/01/2039	1,386	1,348
4.600% due 03/01/2041	2,597	2,647
4.900% due 02/01/2040	2,946	3,102
5.210% due 08/01/2040	6,576	7,118

Federal Home Loan Mortgage Corp. Multifamily ML Certificates
3.084% due 04/25/2043 ~	3,604	3,230
3.260% due 01/25/2039 ~	7,800	5,182
3.541% due 01/25/2043 ~	3,800	2,532
5.471% due 01/25/2042 ~	3,600	2,904

Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificate
4.192% due 07/15/2040 •	5,810	5,978

Total U.S. Government Agencies (Cost $65,144)		67,073

U.S. TREASURY OBLIGATIONS 5.1%

U.S. Treasury Notes
3.375% due 02/29/2028	40,500	39,999
3.500% due 02/28/2031 (i)	33,000	32,035
4.125% due 03/31/2031	2,700	2,690

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 02/28/2031	$15,600	$15,628
4.625% due 04/30/2031	20,700	21,073

Total U.S. Treasury Obligations (Cost $112,448)		111,425

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.8%

FIAC
7.000% due 07/01/2049 «	8,900	8,872
7.800% due 07/01/2049 «	3,400	3,400

Multifamily Tax-Exempt Mortgage-backed Securities
4.770% due 07/01/2043	6,000	6,351

Total Non-Agency Mortgage-Backed Securities (Cost $18,272)		18,623

	SHARES
MUTUAL FUNDS 1.6%

BlackRock MuniYield Quality Fund III, Inc.	490,934	5,454

Invesco Quality Municipal Income Trust	461,597	4,671

Nuveen AMT-Free Municipal Credit Income Fund	470,900	6,028

Nuveen California Quality Municipal Income Fund	401,979	4,872

Nuveen Municipal Credit Income Fund	462,380	5,863

Nuveen Quality Municipal Income Fund	300,646	3,644

Western Asset Managed Municipals Fund, Inc.	544,800	5,677

Total Mutual Funds (Cost $38,054)		36,209

COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

AM Bidco Holdings LLC «(d)	419	0

Total Common Stocks (Cost $0)		0

PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

SVB Financial Trust
0.000% due 11/07/2032 (e)	122,000	12

Total Preferred Securities (Cost $2,752)		12

50	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (h) 0.4%

$7,900

Total Short-Term Instruments (Cost $7,900)	7,900

Total Investments in Securities (Cost $2,346,943)	2,328,307

Total Investments 141.1% (Cost $2,346,943)	$2,328,307

SHARES	MARKET VALUE (000S)
Remarketable Variable Rate MuniFund Term Preferred Shares (33.3%)	$(549,489)

Other Assets and Liabilities, net (7.8%)	(128,350)

Net Assets Applicable to Common Shareholders 100.0%	$1,650,468

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.

^	Security is in default.

«	Security valued using significant unobservable inputs (Level 3).

µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.

(b)	When-issued security.

(c)	Security is not accruing income as of the date of this report.

(d)	Security did not produce income within the last twelve months.

(e)	Zero coupon security.

(f)	Security becomes interest bearing at a future date.

(g) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets Applicable to Common Shareholders
AM Bidco Operations LLC	TBD - 8.500%	10/21/2027	10/21/2025	$9,473	$8,168	0.49%
City of Woodland Community Facilities District	4.400	09/01/2034	07/26/2023	12,769	12,775	0.77
Illinois Housing Development Authority	6.020	10/01/2042	01/09/2025	13,691	13,981	0.85
Lehigh County, Pennsylvania Revenue Bonds, Series 2019	3.770	08/15/2038	09/14/2021	2,828	2,766	0.17
Westchester County, New York Local Development Corp. Revenue Bonds, (AGM Insured), Series 2025	6.500	11/01/2055	08/25/2025	1,000	1,125	0.07
Westchester County, New York Local Development Corp. Revenue Bonds, Series 2025	7.500	11/01/2055	08/25/2025	3,000	3,356	0.02

				$42,761	$42,171	2.55%

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	51

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	3.690%	06/30/2026	07/01/2026	$7,900	U.S. Treasury Inflation-Indexed Notes 1.875% due 07/15/2035	$(8,023)	$7,900	$7,901

Total Repurchase Agreements						$(8,023)	$7,900	$7,901

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	3.800%	06/30/2026	07/01/2026	$(5,121)	$(5,121)

Total Sale-Buyback Transactions					$(5,121)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2026:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$7,901	$0	$0	$7,901	$(8,023)	$(122)
Master Securities Forward Transaction Agreement
BOS	0	0	(5,121)	(5,121)	5,048	(73)

Total Borrowings and Other Financing Transactions	$7,901	$0	$(5,121)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$(5,121)	$0	$0	$0	$(5,121)

Total Borrowings	$(5,121)	$0	$0	$0	$(5,121)

Payable for sale-buyback financing transactions					$(5,121)

52	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

(Unaudited)

June 30, 2026

(i)	Securities with an aggregate market value of $5,048 have been pledged as collateral under the terms of the above master agreements as of June 30, 2026.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2026 was $(10,974) at a weighted average interest rate of 3.683%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

Cash of $2 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2026.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended June 30, 2026:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	1,326	1,326

	$0	$0	$0	$0	$1,327	$1,327

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,050)	$(1,050)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2026 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$332,816	$332,816
Corporate Bonds & Notes
Banking & Finance	0	1,058	829	1,887
Industrials	0	7,893	0	7,893
Municipal Bonds & Notes
Alabama	0	84,480	0	84,480
Arizona	0	30,472	0	30,472
Arkansas	0	32,948	0	32,948
California	0	107,605	0	107,605
Colorado	0	64,469	0	64,469
Connecticut	0	40,000	0	40,000
District of Columbia	0	8,876	0	8,876
Florida	0	92,983	0	92,983

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	53

Consolidated Schedule of Investments PIMCO Flexible Municipal Income Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2026
Georgia	$0	$23,184	$0	$23,184
Guam	0	1,226	0	1,226
Hawaii	0	35,000	0	35,000
Idaho	0	1,493	0	1,493
Illinois	0	86,650	0	86,650
Indiana	0	37,822	0	37,822
Iowa	0	9,970	0	9,970
Kentucky	0	18,390	0	18,390
Louisiana	0	11,497	0	11,497
Maryland	0	2,457	0	2,457
Massachusetts	0	7,746	0	7,746
Michigan	0	30,999	0	30,999
Minnesota	0	9,638	0	9,638
Missouri	0	1,862	0	1,862
Multi-State	0	30,276	0	30,276
Nevada	0	5,793	0	5,793
New Hampshire	0	25,882	0	25,882
New Jersey	0	15,871	0	15,871
New Mexico	0	7,953	0	7,953
New York	0	198,439	0	198,439
North Carolina	0	12,810	0	12,810
Ohio	0	94,560	0	94,560
Oklahoma	0	1,176	0	1,176
Oregon	0	1,088	0	1,088
Pennsylvania	0	77,832	0	77,832
Puerto Rico	0	141,757	0	141,757
Rhode Island	0	10,980	0	10,980
South Carolina	0	3,392	0	3,392
Tennessee	0	27,603	0	27,603
Texas	0	165,107	26,020	191,127
Utah	0	30,373	0	30,373
Virginia	0	26,708	0	26,708
Washington	0	24,145	0	24,145
West Virginia	0	26,750	0	26,750
Wisconsin	0	50,187	0	50,187
U.S. Government Agencies	0	67,073	0	67,073
U.S. Treasury Obligations	0	111,425	0	111,425
Non-Agency Mortgage-Backed Securities	0	6,351	12,272	18,623
Mutual Funds	36,209	0	0	36,209
Preferred Securities
Industrials	0	12	0	12
Short-Term Instruments
Repurchase Agreements	0	7,900	0	7,900

Total Investments	$36,209	$1,920,161	$371,937	$2,328,307

54	PIMCO MUNICIPAL INTERVAL FUNDS	See Accompanying Notes

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June 30, 2026

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2026:

Category and Subcategory	Beginning Balance at 12/31/2025	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2026	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2026 (1)
Investments in Securities, at Value
Loan Participations and Assignments	$262,974	$76,897	$(4,527)	$426	$3	$(2,957)	$0	$0	$332,816	$(1,796)
Corporate Bonds & Notes
Banking & Finance	8,505	0	(9,963)	1	2	2,284	0	0	829	(9)
Non-Agency Mortgage-Backed Securities	0	12,272	0	0	0	0	0	0	12,272	0
Municipal Bonds & Notes(2)
Texas	26,590	0	0	0	0	(570)	0	0	26,020	(569)

Totals	$298,069	$89,169	$(14,490)	$427	$5	$(1,243)	$0	$0	$371,937	$(2,374)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2026	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average%
Investments in Securities, at Value
Loan Participations and Assignments	$8,168	Comparable Companies	X	1.800	—
	278,528	Discounted Cash Flow		5.345-10.060	6.841
	35,421	Recent Transaction		100.000	—
	10,699	Recent Transaction		100.000	—
Common Stocks
Industrials	0	Comparable Companies	X	1.800	—
Corporate Bonds & Notes
Banking & Finance	829	Discounted Cash Flow		7.470	—
Municipal Bonds & Notes
Texas	26,020	Discounted Cash Flow		6.740-8.560	7.146
Non-Agency Mortgage-Backed Securities	12,272	Recent Transaction		99.684-100.000	99.772

Total	$371,937

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2026 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Category type updated from Loan Participations and Assignments to Municipal Bonds & Notes since prior fiscal year end.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2026	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Municipal Income Fund (each, a “Fund” and collectively, the “Funds”) are each organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Flexible Municipal Income Fund and PIMCO California Flexible Municipal Income Fund were each organized as Massachusetts business trusts on the dates shown in the table below. PIMCO Flexible Municipal Income Fund commenced operations on March 15, 2019, and PIMCO California Flexible Municipal Income Fund commenced operations on June 27, 2022. Each Fund is a closed-end management investment company that continuously offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.”

PIMCO Flexible Municipal Income Fund currently offers four classes of Common Shares: Institutional Class, Class A-1, Class A-2 and Class A-3. Institutional Class, Class A-1 and Class A-3 Shares are sold at their offering price, which is net asset value (“NAV”) per share. Class A-2 Shares are sold at a public offering price equal to their NAV plus an initial sales charge that varies depending on the size of the purchase, unless such purchase of Class A-2 Shares is eligible for a waiver of the initial sales charge. Institutional Class Shares are offered for investment to investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and individuals that can meet the minimum investment amount. Class A-1, Class A-2 and Class A-3 Shares are primarily offered and sold to retail investors by broker-dealers which are members of the Financial Industry Regulatory Authority (“FINRA”) and which have agreements with the Distributor (as defined below), but may be available through other financial firms, including banks and trust companies and to specified benefit plans and other retirement accounts.

PIMCO California Flexible Municipal Income Fund has five classes of Common Shares: Institutional Class, Class A-1, Class A-2, Class A-3 and Class A-4. PIMCO California Flexible Municipal Income Fund currently offers Institutional Class and Class A-1 Common Shares. PIMCO California Flexible Municipal Income Fund is not offering Class A-2, Class A-3, or Class A-4 Common Shares for sale at this time. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as each Fund’s investment manager.

Fund Name	Formation Date

PIMCO California Flexible Municipal Income Fund	February 8, 2022

PIMCO Flexible Municipal Income Fund	November 20, 2017

Each Fund has established a wholly-owned subsidiary in Delaware. See Note 16, Basis for Consolidation in the Notes to Financial Statements for more information regarding the treatment of each Fund’s subsidiary in the financial statements.

Hereinafter, the Board of Trustees of the Funds shall be collectively referred to as the “Board.”

Each Fund operates as a single reportable operating segment under the Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280). An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker

56	PIMCO MUNICIPAL INTERVAL FUNDS

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(“CODM”) to make decisions about resources to be allocated to the segment and to assess its performance, and has discrete financial information available. The Officers of the Funds, as listed in the Management of the Funds section of the most recent annual report, act as the Funds’ CODM. Each Fund represents a single operating segment, as the CODM monitors the operating results of the Funds as a whole and each Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Funds’ portfolio managers as a team. The financial information in the form of each Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus each Fund’s comparative benchmarks and to make resource allocation decisions for each Fund’s single segment, is consistent with that presented within the Funds’ financial statements. Segment assets are reflected on the accompanying Consolidated Statements of Assets and Liabilities as “total assets” and significant segment expenses are listed on the accompanying Consolidated Statements of Operations.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP, including but not limited to ASC 946. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	JUNE 30, 2026	57

Notes to Financial Statements (Cont.)

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable. A debt obligation may be granted, in certain situations, a contractual or non-contractual forbearance for interest payments that are expected to be paid after agreed upon pay dates.

(b) Multi-Class Operations Each class offered by each Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include initial sales load, supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share NAV of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions — Common Shares The following table shows the anticipated frequency of distributions from net investment income to common shareholders.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO California Flexible Municipal Income Fund	Daily	Monthly

PIMCO Flexible Municipal Income Fund	Daily	Monthly

Each Fund also intends to distribute to shareholders their pro rata share of any available net capital gain and taxable ordinary income, if any. Net short-term capital gains may be paid more frequently. A Fund may revise its distribution policy or postpone the payment of distributions at any time.

As of the end of the reporting period, none of the Funds were in default on long-term debt or had any accumulated dividend in arrears.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Separately, if a Fund determines or estimates, as applicable, that a portion of a distribution may be comprised of amounts from sources other than net investment income in accordance with its policies, accounting records (if applicable) and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund determines or estimates, as applicable, the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related

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accounting practices. If, based on such accounting records and practices, it is determined or estimated, as applicable, that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include but are not limited to, for certain funds, the treatment of periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be provided to shareholders when such information is available.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements and Regulatory Updates In September 2023, the U.S. Securities and Exchange Commission (“SEC”) adopted amendments to Rule 35d-1 under the Act, which governs fund naming conventions (the “Names Rule”). In general, the Names Rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The amendments expand the scope of the current rule to include any term used in a fund name that suggests the fund makes investments that have, or whose issuers have, particular characteristics. Additionally, the amendments modify the circumstances under which a fund may deviate from its 80% investment policy and address the calculation methodology of derivatives instruments for purposes of the rule. Changes to a fund’s calculation methodology for derivatives instruments for purposes of Rule 35d-1 consistent with such amendments and applicable regulatory interpretations thereof will not constitute a change to a fund’s policy adopted pursuant to Rule 35d-1 and will not require notice or shareholder approval. The amendments became effective December 11, 2023. On March 14, 2025, the SEC extended the compliance date from December 11, 2025 to June 11, 2026 for fund groups with $1 billion or more in net assets and modified the operation of the compliance dates to allow for compliance based on the timing of certain annual disclosure and reporting obligations that are tied to a fund’s fiscal year-end. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of a Fund’s shares, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

SEMIANNUAL REPORT	JUNE 30, 2026	59

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, each Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern Time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. Each Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, each Fund may calculate its NAV as of the NYSE Close for such day or such other time that each Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that a Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange or the NYSE Close if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated PIMCO as the valuation designee (“Valuation Designee”) for each Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund portfolio investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Common stocks, exchange-traded funds (“ETFs”), exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange,

60	PIMCO MUNICIPAL INTERVAL FUNDS

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are stated at the last reported sale or settlement price on the day of valuation. Exchange-traded options, except equity options, futures and options on futures, are valued at the settlement price determined by the relevant exchange. Swap agreements and swaptions are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in each Fund’s next calculated NAV. An alternative exchange rate may be obtained from a Pricing Source or an exchange rate may otherwise be determined if believed to be more reflective of the rates at which a Fund may transact.

Whole loans may be fair valued using inputs that take into account borrower- or loan-level data (e.g., credit risk of the borrower) that is updated periodically throughout the life of each individual loan; any new borrower- or loan-level data received in written reports periodically by a Fund normally will be taken into account in calculating the NAV. A Fund’s whole loan investments, including those originated by the Fund or through an alternative lending platform, generally are fair valued by the Valuation Designee in accordance with procedures approved by the Board.

Fair valuation may require subjective determinations about the value of a security. While the Funds’ and Valuation Designee’s policies and procedures are intended to result in a calculation of a Fund’s

SEMIANNUAL REPORT	JUNE 30, 2026	61

Notes to Financial Statements (Cont.)

NAV that fairly reflects security values as of the time of pricing, a Fund cannot ensure that fair values accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Consolidated Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between fair value Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and, if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Consolidated Notes to Schedule of Investments for each respective Fund.

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(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds and short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

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Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which a Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Each Fund may invest in and/or originate loans, including, without limitation, to, on behalf of, authorized by, sponsored by, and/or in connection with a project for which authority and responsibility lies with one or more U.S. states or territories, cities in a U.S. state or territory, or political subdivisions, agencies, authorities or instrumentalities of such states, territories or cities, which may be in the form of whole loans, assignments, participations, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments, including to borrowers that are unrated or have credit ratings that are determined by one or more nationally recognized statistical rating organizations (“NRSROs”) and/or PIMCO to be below investment grade.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statements of Operations. Unfunded loan commitments, if any, are reflected as a liability on the Consolidated Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by

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Notes to Financial Statements (Cont.)

savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest payments. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to

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other mortgage-related securities and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.

Other Investment Companies The Funds may invest up to 5% of their total assets in securities of other closed-end investment companies that invest primarily in municipal bonds and other municipal securities of the types in which the Funds may invest directly (“Acquired Funds”). A copy of each Acquired Fund’s shareholder report is available at the SEC website at www.sec.gov.

Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. Payments received for IOs are included in interest income on the Consolidated Statements of Operations. Because no principal will be received at the maturity of an IO class, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Investments are subject to legal or contractual restrictions on resale and may generally be sold privately but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds as of June 30, 2026, as applicable, are disclosed in the Notes to Consolidated Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right

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Notes to Financial Statements (Cont.)

of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC is a government sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

When-Issued Transactions are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by a Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians (in the case of tri-party repurchase agreements). Traditionally, a Fund has used repurchase agreements wherein the underlying securities will be held by a Fund’s custodian. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statements of Assets and Liabilities. Interest

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earned is recorded as a component of interest income on the Consolidated Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Sale-Buybacks A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Consolidated Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and the counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to the counterparties are recorded as a component of interest expense on the Consolidated Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(c) Tender Option Bond Transactions In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Fund. The TOB Floater is generally issued to third-party investors (typically a money market fund) and the TOB Residual is generally issued to a Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, a Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

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Notes to Financial Statements (Cont.)

A TOB Residual held by a Fund provides the Fund with the right to: (i) cause the holders of the TOB Floater to tender their notes at par, and (ii) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event, after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Funds). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s Common Shares) would typically bear the losses. In particular, if a Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. Each Fund may invest in both non-recourse and recourse TOBs Residuals to leverage its portfolio.

Each Fund’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds. The Funds account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Consolidated Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Funds’ Consolidated Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal

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bonds is recorded by each Fund on an accrual basis and is shown as interest on the Consolidated Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Consolidated Statements of Operations.

The Funds may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Consolidated Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Fund) to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect a Fund’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the Liquidity Provider.

For the period ended June 30, 2026, the Funds’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Fund Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*

PIMCO California Flexible Municipal Income Fund	$547	3.21%

PIMCO Flexible Municipal Income Fund	2,006	3.21%

*	Annualized

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the

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Notes to Financial Statements (Cont.)

Consolidated Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Consolidated Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Consolidated Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Futures Contracts Futures Contracts are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by a Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statements of Assets and Liabilities.

(b) Swap Agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over-the-counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statements of Assets and Liabilities and represent premiums paid or received

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upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Consolidated Statements of Operations.

For purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the Act (if any), the Fund will account for derivative instruments at market value. For purposes of applying a Fund’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may fail to perform or meet an obligation or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Interest Rate Swap Agreements may be entered into to help hedge against interest rate risk exposure as the value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists. See below for a summary of select principal risks associated with investment in the Funds.

Please see “Principal Risks of the Fund” in each Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

AMT Bonds	X	X

California State-Specific	X	X

Call	X	X

Confidential Information Access	X	X

Counterparty	X	X

Credit	X	X

Credit Default Swaps	X	X

Cyber Security	X	X

Derivatives	X	X

Distribution Rate	X	X

Geopolitical Conflicts Risk	X	X

High Yield Securities	X	X

Inflation/Deflation	X	X

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	PIMCO California Flexible Municipal Income Fund (CAFLX)	PIMCO Flexible Municipal Income Fund (PMFLX)

Insurance	X	X

Interest Rate	X	X

Issuer	X	X

Leverage	X	X

Liquidity	X	X

Loan Origination	X	X

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments	X	X

Management	X	X

Market Disruptions	X	X

Market	X	X

Municipal Bond	X	X

Municipal Bond Market	X	X

Municipal Project-Specific	X	X

Municipal Project Housing-Related Risk	X	X

New York State-Specific	X	X

Operational	X	X

Other Investment Companies	X	X

Portfolio Turnover	X	X

Potential Conflicts of Interest — Allocation of Investment Opportunities	X	X

Privacy and Data Security	X	X

Private Placements	X	X

Puerto Rico-Specific	X	X

Regulatory Changes	X	X

Reinvestment	X	X

Repurchase Offers	X	X

Securities Lending	X	X

Tax	X	X

U.S. Government Securities	X	X

Valuation	X	X

AMT Bonds Risk is the risk that “AMT Bonds,” which are municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers, such investments may expose a Fund to certain risks in addition to those typically associated with municipal bonds. Interest or principal on AMT Bonds paid out of current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue from the project or asset. Declines in general business activity, economic disruptions, public health emergencies, or extreme weather and disaster events could also affect the economic viability of facilities that are the sole source of revenue to support AMT Bonds. In this regard, AMT Bonds may entail greater risks than general obligation municipal bonds. AMT Bonds may also be less liquid than other municipal securities, which could make them more difficult to sell in stressed market conditions. In addition, changes in federal tax law could alter the treatment of AMT Bonds. For shareholders subject to the federal alternative minimum tax, a portion of a Fund’s distributions may not be exempt from gross federal income, which may give rise to alternative minimum tax liability.

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Notes to Financial Statements (Cont.)

California State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of California tax-exempt issuers to pay interest or repay principal.

Call Risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality), and changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. If an issuer calls a security in which a Fund has invested in, a Fund may not recoup the full amount of its initial investment or may not realize the full anticipated earnings from the investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Confidential Information Access Risk is the risk that, in managing a Fund (and other PIMCO clients), PIMCO may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the issuers of certain investments, including, without limitation, senior floating rate loans, other loans and related investments being considered for acquisition by a Fund or held in the Fund’s portfolio. If PIMCO intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell investments to which such Confidential Information relates.

Counterparty Risk is the risk that a Fund will be subject to credit risk with respect to the counterparties to the derivative contracts and other instruments entered into by a Fund or held by special purpose or structured vehicles in which a Fund invests. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery (including recovery of any collateral it has provided to the counterparty) in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. Counterparty credit risk also includes the related risk of having concentrated exposure to a single counterparty, which may increase potential losses if the counterparty were to become insolvent.

Credit Risk is the risk that a Fund could experience losses if the issuer or guarantor of a fixed income security (including a security purchased with securities lending collateral), the counterparty to a derivatives contract, or the issuer or guarantor of collateral, repurchase agreement or a loan of portfolio securities, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments or to otherwise honor its financial obligations. Credit risk also includes credit spread risk, which is the risk that credit spreads (i.e., the difference in yield between securities that is due to the difference in their actual or perceived credit quality) may increase when the market believes that investments generally have a greater risk of default.

Credit Default Swaps Risk is the risk of investing in credit default swaps, including illiquidity risk, counterparty risk, leverage risk and credit risk. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller (if any), coupled

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with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When a Fund acts as a seller of a credit default swap, it is exposed to many of the same risks of leverage described herein. As the seller, a Fund would receive a stream of payments over the term of the swap agreement provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. A Fund would effectively add leverage to its portfolio because, if a default occurs, the stream of payments may stop and, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In addition, selling credit default swaps may not be profitable for a Fund if no secondary market exists or the Fund is otherwise unable to close out these transactions at advantageous times.

Cyber Security Risk is the risk that, as the use of complex information technology and communication systems, including cloud-based technology, has become more prevalent and interconnected in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security despite the efforts of PIMCO, a Fund, or their service providers to adopt technologies, processes, and practices intended to mitigate these risks. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Geopolitical tensions can increase the scale and sophistication of deliberate cybersecurity attacks, particularly those from nation-states or from entities with nation-state backing, who may desire to use cybersecurity attacks to cause damage or create leverage against geopolitical rivals. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third-party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. There is also a risk that cyber security breaches may not be detected. A Fund and its shareholders may suffer losses as a result of a cyber security breach related to the Fund, its service providers, trading counterparties or the issuers in which the Fund invests.

Derivatives Risk is the risk of investing in derivative instruments (such as forwards, futures, options, swaps and structured securities) and other similar investments, including leverage, liquidity, interest rate, market, counterparty (including credit), operational, legal and management risks, and valuation complexity (including the risk of improper valuation), as well as the risks associated with the underlying asset, reference rate or index. Changes in the value of a derivative or other similar investments may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. In addition, the use of derivatives may cause a Fund’s investment returns to be impacted by the performance of assets the Fund does not own, potentially resulting in the Fund’s total investment exposure exceeding the value of its portfolio. Changes in the value of a derivative or other similar investment may also create margin delivery or settlement payment obligations for a Fund. A Fund’s

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Notes to Financial Statements (Cont.)

use of derivatives or other similar investments may result in losses to a Fund, a reduction in a Fund’s returns and/or increased volatility. Non-centrally-cleared over-the-counter (“OTC”) derivatives or other similar investments are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for non-centrally cleared OTC derivatives or other similar investments. The primary credit risk on derivatives or other similar investments that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker or the clearinghouse. Changes in regulations relating to a registered fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives or other similar investments and/or adversely affect the value of derivatives or other similar investments and a Fund’s performance.

Distribution Rate Risk is the risk that a Fund’s distribution rate may be affected by numerous factors, including but not limited to changes in realized and projected market returns, fluctuations in market interest rates, Fund performance, and other factors. There can be no assurance that a change in market conditions or other factors will not result in a change in a Fund’s distribution rate or that the rate will be sustainable in the future.

Geopolitical Conflicts Risk is the risk that the occurrence of geopolitical conflicts, war or terrorist activities could have adverse impacts on markets in various and unpredictable ways. The extent, duration and impact of geopolitical conflicts and related market impacts are difficult to ascertain, but could be significant and could have significant adverse effects on regional and global economies and the markets for certain securities and commodities, such as oil, natural gas, steel and aluminum, as well as other sectors, and on a Fund’s investments.

High Yield Securities Risk is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of market, credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative by rating agencies with respect to the issuer’s continuing ability to make principal and interest payments, and their values may be more volatile than higher-rated securities of similar maturity.

Inflation/Deflation Risk is the risk that the value of assets or income from a Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of a Fund’s portfolio could decline. Inflation rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy or changes in fiscal or monetary policies. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of a Fund’s portfolio and common shares.

Insurance Risk is the risk that a Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts and the credit quality of the companies that provide such credit enhancements will affect the value of those securities. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an

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insured obligation, the market value of the insured obligation or the net asset value of the common shares represented by such insured obligation.

Interest Rate Risk is the risk that fixed income securities and other instruments in a Fund’s portfolio will fluctuate in value due to changes, or anticipation of changes, in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Factors such as government and central bank policy, inflation, the economy, and market for bonds can impact interest rates and yields.

Issuer Risk is the risk that the value of a security may decline for reasons related to the issuer, such as management performance, major litigation, investigations or other controversies, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives, financial leverage, reputation or reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect one or more other issuers or the securities markets as a whole.

Leverage Risk is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, and derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. There can be no assurance these circumstances will occur. This means that leverage entails a heightened risk of loss. The use of leverage may also increase a Fund’s sensitivity to interest rate changes and other market risks. When a Fund reduces or discontinues its use of leverage (“deleveraging”), which it may be required to do at inopportune times, it may be required to sell portfolio securities at inopportune times to repay leverage obligations, which could result in realized losses and a decrease in the Fund’s net asset value. The use of leverage may also increase a Fund’s sensitivity to various risks and interest rate environments.

Liquidity Risk is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell investments at an advantageous time or price or possibly require the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations, which could prevent the Fund from taking advantage of other investment opportunities. Illiquidity can be caused by, among other things, a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale, capital controls, delays or limits on repatriation of local currency, or insolvency of local governments. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, such as during changes in interest rates, elevated volatility, market or geopolitical disruptions, economic uncertainty or public health crises. There can be no assurance that an investment that is deemed to be liquid when purchased will continue to be liquid while it is held by a Fund and/or when the Fund wishes to dispose of it.

Loan Origination Risk is the risk associated with the fact that a Fund may also seek to originate loans, including, without limitation, residential and/or commercial real estate or mortgage-related loans, consumer loans or other types of loans, which may be in the form of whole loans, secured and unsecured notes, senior and second lien loans, mezzanine loans, bridge loans or similar investments.

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Notes to Financial Statements (Cont.)

A Fund may originate loans to corporations and/or other legal entities and individuals, including foreign (non-U.S.) entities and individuals. Such borrowers may have credit ratings that are determined by one or more NRSROs or PIMCO to be below investment grade. This may include loans to public or private firms or individuals, such as in connection with housing development projects. The loans a Fund invests in or originates may vary in maturity and/or duration. A Fund is not limited in the amount, size or type of loans it may invest in and/or originate, including with respect to a single borrower or with respect to borrowers that are determined to be below investment grade, other than pursuant to any applicable law. A Fund’s investment in or origination of loans may also be limited by the requirements the Fund intends to observe under Subchapter M of the Code in order to qualify as a RIC. A Fund may subsequently offer such investments for sale to third parties, provided that there is no assurance that a Fund will complete the sale of such an investment. If a Fund is unable to sell, assign or successfully close transactions for the loans that it originates, a Fund will be forced to hold its interest in such loans for an indeterminate period of time. This could result in a Fund’s investments having high exposure to certain borrowers. A Fund will be responsible for the expenses associated with originating a loan (whether or not consummated). This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and Common Shareholders.

Loans and Other Indebtedness; Loan Acquisitions, Participations and Assignments Risk is the risk that scheduled interest or principal payments will not be made in a timely manner or at all, either of which may adversely affect the values of a loan. Additionally, there is a risk that the collateral underlying a loan may be unavailable or insufficient to satisfy a borrower’s obligation, and a Fund could become part owner of any collateral if a loan is foreclosed, subjecting a Fund to costs associated with owning and disposing of the collateral. In the event of the insolvency of the lender selling a participation, there is a risk that a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. If a loan is foreclosed, a Fund may become owner of the loan’s collateral. A Fund may bear the costs and liabilities associated with owning and holding or disposing of the collateral. There is the risk that a Fund may have difficulty disposing of loans and loan participations due to the lack of a liquid secondary market for loans and loan participations. To the extent a Fund invests in loans or originates loans, including bank loans, the Fund may be subject to greater levels of credit risk, call risk, settlement risk, risk of subordination to other creditors, insufficient or lack of protection under federal securities laws and liquidity risk than funds that do not acquire such instruments.

Management Risk is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or perceived conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Market Disruptions Risk is the risk of investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from actual or threatened war or armed conflicts, military conflicts, geopolitical disputes, terrorism, social or political unrest, recessions, supply chain disruptions, tariffs and other restrictions on trade, sanctions, market manipulation, government interventions, defaults and shutdowns, political changes or

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diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), bank failures and natural/ environmental disasters, climate change and climate-related events, responses to government actions or interventions (the threat or imposition of tariffs, trade restrictions, currency restrictions, or similar actions) which can all negatively impact the securities markets, interest rates, auctions, secondary trading, ratings, credit risk, inflation, deflation and other factors, causing a Fund to lose value. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. Furthermore, events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems.

Market Risk is the risk that the value of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably due to a variety of factors affecting (or being perceived to affect) securities markets generally or particular industries, sectors or companies represented in the securities markets.

Municipal Bond Risk is the risk that a Fund may be affected significantly by the economic, regulatory, social, environmental, public health or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Municipal Bond Market Risk is the risk that a Fund may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Fund as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

Municipal Project-Specific Risk is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Project Housing-Related Risk is the risk associated with investing in the bonds of projects focused on low-income, affordable or other housing developments and businesses located in low-income areas or invest in or originate loans that finance or are generally related to such projects. There are significant risks associated with a Fund’s investment in the bonds of these types of projects and loans related to such projects. There may be federal, state and local governmental regulatory restrictions on the operation, rental and transfer of these projects. These restrictions may adversely affect economic performance relative to properties that are not subject to these restrictions. There are also no assurances that a project owner will be able to achieve and maintain sufficient rental income in order to pay all operating expenses and maintenance and repair costs of such a project and the debt service on the related bonds or loan on a timely basis.

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Notes to Financial Statements (Cont.)

New York State-Specific Risk is the risk that a Fund, by investing in municipal bonds issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies, may be affected significantly by political, economic, regulatory, social, environmental, or public health developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal.

Operational Risk is the risk arising from factors such as processing errors, communication errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, cybersecurity incidents, the potential use of artificial intelligence and machine learning (AI), changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. Operational and technology risks for the issuers could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Other Investment Companies Risk is the risk that Common Shareholders may be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, these other investment companies may utilize leverage, in which case an investment would subject the Fund to additional risks associated with leverage.

Portfolio Turnover Risk is the risk that a high portfolio turnover will result in greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which directly reduce net returns to investors. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders holding shares in taxable accounts at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses) and may adversely affect a Fund’s after-tax returns. The realization of short-term capital gains may also cause adverse tax consequences for a Fund’s shareholders.

Potential Conflicts of Interest Risk — Allocation of Investment Opportunities is the risk that PIMCO’s or any of its affiliate’s interests or the interests of its clients may conflict with those of the Funds and the results of a Fund’s investment activities may differ from those of the Fund’s affiliates, or another account managed by PIMCO or its affiliates, and it is possible that a Fund could sustain losses during periods in which one or more of the Fund’s affiliates and/or other accounts managed by PIMCO or its affiliates, including proprietary accounts, achieve profits on their trading.

Privacy and Data Security Risk is the risk resulting from the fact that the Gramm-Leach-Bliley Act (“GLBA”) and other laws limit the disclosure of certain non-public personal information about a consumer to non-affiliated third parties and require financial institutions to disclose certain privacy policies and practices with respect to information sharing with both affiliates and non-affiliated third parties. Many states and a number of non-U.S. jurisdictions have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other laws deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the U.S. Federal Trade Commission and the SEC

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implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. U.S. platforms following certain models generally are required to have privacy policies that conform to these GLBA and other requirements. In addition, such platforms typically have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly.

Private Placements Risk is the risk that securities received in a private placement may be subject to strict restrictions on resale, and there may be no liquid secondary market or ready purchaser for such securities. Therefore, a Fund may be unable to dispose of such securities when it desires to do so, or at the most favorable time or price. Private placements may also raise valuation risks.

Puerto Rico-Specific Risk is the risk that by investing in municipal bonds issued by Puerto Rico or its instrumentalities, a Fund may be affected by certain developments, such as political, economic, environmental, social, public health, regulatory or debt restructuring developments, that impact the ability or obligation of Puerto Rico municipal issuers to pay interest or repay principal.

Regulatory Changes Risk is the risk associated with the fact that financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and /or preclude the Fund’s ability to achieve its investment objectives. Government regulation may change frequently and may have significant adverse consequences. A Fund and the Investment Manager have historically been eligible for exemptions from certain regulations. However, there is no assurance that a Fund and PIMCO will continue to be eligible for such exemptions. Moreover, government regulation may have unpredictable and unintended effects. Legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objective or utilize certain investment strategies and techniques.

Reinvestment Risk is the risk that income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons.

Repurchase Offers Risk is the risk that results from the fact that the Funds are “interval funds” and, in order to provide liquidity to shareholders, the Funds, subject to applicable law, intend to conduct quarterly repurchase offers of each Fund’s outstanding Common Shares at NAV, subject to approval of the Board. The Funds believe that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of a Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of a Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objectives.

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Notes to Financial Statements (Cont.)

Securities Lending Risk is the risk that, when a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned and lose rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to a party arranging the loan, which may be an affiliate of the Fund.

Tax Risk is the risk that if, in any year, a Fund were to fail to qualify for treatment as a regulated investment company under the Tax Code, and were ineligible to or did not otherwise cure such failure, the Fund would be subject to tax on its taxable income at corporate rates and, when such income is distributed, shareholders would be subject to a further tax to the extent of the Fund’s current or accumulated earnings and profits.

U.S. Government Securities Risk is the risk that the obligations supported by (i) the full faith and credit of the United States, (ii) the right of the issuer to borrow from the U.S. Treasury, (iii) the discretionary authority of the U.S. Government to purchase the agency’s obligations (iv) or only by the credit of the agency, instrumentality or corporation will not be satisfied in full, or that such obligations will decrease in value or default. U.S. government securities are subject to market risk, interest rate risk and credit risk.

Valuation Risk is the risk that fair value pricing used when market quotations are not readily available may not result in adjustments to the prices of securities or other assets, or that fair value pricing may not reflect actual market value. It is possible that the fair value determined in good faith for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cyber security risks. Please see a Fund’s prospectus and statement of additional information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes, the Consolidated

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Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. FCM customers, such as the Funds, are permitted to transfer their customer account (and cleared derivative transactions held in such customer account) from one FCM to another FCM. Upon completion of the transfer, the customer maintains the same economic position with respect to the outstanding exposure. As such, these transfers are not recognized as dispositions and reacquisitions of the affected derivative positions. Variation margin, which reflects changes in market value, is generally exchanged daily, but may not be netted between futures and

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Notes to Financial Statements (Cont.)

cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The porting of exposure between FCMs has no impact on the market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin; these values as of period end are disclosed in the Notes to Consolidated Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. The ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level or as required by regulation. Similarly, if required by regulation, the Funds may be required to post additional collateral beyond coverage of daily exposure. These amounts, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent the Funds are required by regulation to post additional collateral beyond coverage of daily exposure, they could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Consolidated Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee PIMCO is a majority-owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) and serves as the Manager to the Funds, pursuant to an investment management agreement. Pursuant to an investment management agreement between the Manager and the Funds (the “Investment Management Agreement”), each Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 0.75% of the Fund’s average daily “total managed assets.” Total managed assets include total assets of a Fund (including assets attributable to any reverse repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings). For purposes of calculating “total managed assets,” the liquidation preference of any preferred shares outstanding is not considered a liability. By way of clarification, with respect to any reverse repurchase agreement, dollar roll/buybacks or similar transaction, “total managed assets” include any proceeds from the sale of an asset of a Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date. Furthermore, to the extent applicable, assets attributable to tender option bonds would be included as assets irrespective of whether or not they are included as assets for financial reporting purposes. However, to the extent a Fund does not contribute municipal bonds to a tender option bond trust but holds residual interests issued by such trust, the tender option bonds outstanding would not be included in the calculation of “total managed assets.” In addition, for purposes of calculating “total managed assets,” a Fund’s derivative investments will be valued based on their market value. Pursuant to the Investment Management Agreement and subject to the general supervision of the

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Board, PIMCO, at its expense, provides or causes to be furnished all supervisory and administrative and other services reasonably necessary for the operation of the Funds, under the unified management fee, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

In rendering investment advisory services to each Fund, PIMCO may use the resources of one or more foreign (non-U.S.) affiliates that are not registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) (the “PIMCO Overseas Affiliates”), to provide portfolio management, research and trading services to a Fund under the Memorandums of Understanding (“MOUs”). Each of the PIMCO Overseas Affiliates are Participating Affiliates of PIMCO as that term is used in relief granted by the staff of the SEC allowing U.S. registered advisers to use investment advisory and trading resources of unregistered advisory affiliates subject to the regulatory supervision of the registered adviser. Each PIMCO Overseas Affiliate and any of their respective employees who provide services to the Funds are considered under the MOUs to be “associated persons” of PIMCO as that term is defined in the Advisers Act for purposes of PIMCO’s required supervision.

(b) Distribution and Servicing Fees PIMCO Investments LLC (the “Distributor,” an affiliate of PIMCO), serves as the principal underwriter and distributor of each Funds’ shares pursuant to a distribution contract (“Distribution Contract”) with each Fund. PIMCO Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2 and Class A-3 Common Shares of the Fund. PIMCO California Flexible Municipal Income Fund has adopted separate Distribution and Servicing Plans for the Class A-1, Class A-2, Class A-3 and Class A-4 Common Shares of the Fund. Each Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although neither Fund is an open-end investment company, each Fund has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Each Distribution and Servicing Plan permits the respective Fund to compensate the Distributor for providing, or procuring through financial firms, distribution, administrative, recordkeeping, shareholder and/or related services with respect to the Class A-1 Common Shares, Class A-2 Common Shares, Class A-3 Common Shares or Class A-4 Common Shares, as applicable. The Management Fee and maximum Distribution and Servicing Fees for all classes, as applicable, are charged at the annual rates as noted in the following table:

	Management Fee(1)	Distribution and/or Servicing Fee(2)

Fund Name	All Classes	Institutional Class	Class A-1	Class A-2		Class A-3		Class A-4
PIMCO California Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%	*	0.75%	*	0.75%	*
PIMCO Flexible Municipal Income Fund	0.75%	N/A	0.50%	0.50%		0.75%		N/A

*	This particular share class has been registered with the SEC, but was not operational during the period ended June 30, 2026.
(1)

Calculated as a percentage of each Fund’s average daily “total managed assets” attributable to each class of respective Fund. Total managed assets includes total assets of a Fund (including assets attributable to any reverse

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Notes to Financial Statements (Cont.)

repurchase agreements, dollar rolls/buybacks, tender option bonds, borrowings and preferred shares that may be outstanding, if any) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buybacks, tender option bonds and borrowings).
(2)	Calculated as a percentage of each Fund’s average daily net assets attributable to the applicable class of respective Fund.

The Distributor also received the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A-2 shares. For the period ended June 30, 2026, the Distributor retained $0 representing contingent deferred sales charges from PIMCO Flexible Municipal Income Fund.

(c) Fund Expenses Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses, of any of the Funds’ executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions, and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loans and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal costs” (e.g., fees, costs, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities, with respect to unconsummated investments)); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expenses, of borrowing money or engaging in other types of leverage financing including, without limitation, through the use by the Fund of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and maintenance of preferred shares, commercial paper or other instruments (such as the use of reverse repurchase agreements, dollar rolls/buybacks, bank borrowings, credit facilities and tender option bonds) for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, as may arise, including, without limitation, expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) fees and expenses, including legal, printing and mailing, solicitation and other fees and expenses associated with, and incident to, shareholder meetings and proxy solicitations involving contested elections of Trustees, shareholder proposals or other non-routine matters that are not initiated or proposed by Fund management; (xii) organizational and offering expenses of the Funds, including registration (including share registration fees), legal, marketing, printing, accounting and

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other expenses, associated with organizing the Fund in its state of jurisdiction and in connection with the initial registration of the Fund under the Act and the initial registration of its shares under the Securities Act of 1933 (i.e., through the effectiveness of the Fund’s initial registration statement on Form N-2) and fees and expenses associated with seeking, applying for and obtaining formal exemptive, no-action and/or other relief from the SEC in connection with the issuance of multiple share classes; (xiii) except as otherwise specified herein as an expense of PIMCO, any expenses allocated or allocable to a specific class of shares, including without limitation, sub-transfer agency expenses and distribution and/or services fees paid pursuant to a Rule 12b-1 or similar plan adopted by the Board for a particular share class; and (xiv) expenses of the Fund which are capitalized in accordance with U.S. GAAP. Without limiting the generality or scope of the foregoing, it is understood that the Funds may bear such expenses either directly or indirectly through contracts or arrangements with PIMCO or an affiliated or unaffiliated third-party.

Each of the Trustees of the Board who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (the “PIMCO Closed-End Funds”), together with the Funds, PIMCO Flexible Emerging Markets Income Fund and PIMCO Flexible Credit Income Fund, each a closed end management investment company managed by PIMCO that is operated as an “interval fund” and PIMCO Managed Accounts Trust, an open-end management investment company with multiple series for which PIMCO serves as investment adviser and administrator.

The Funds pay no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Funds from the Manager or its affiliates.

(d) Expense Limitation PIMCO has contractually agreed, through May 2, 2027, to waive a portion of the Funds’ management fee, or reimburse each Fund, to the extent that organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustees’ fees exceed 0.10% of each Fund’s net assets (the “Expense Limit”). The expense limitation agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Funds at least 30 days’ notice prior to the end of the then current term. Under an expense limitation agreement, in any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by a Fund of any portion of the management fee reduced pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not (i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata trustee fees or management fees exceed the Expense Limit; (ii) exceed the total Reimbursement Amount; or (iii) include any amounts previously reimbursed to PIMCO. For the avoidance of doubt, any reimbursement of PIMCO’s management fee pursuant to the expense limitation agreement plus any recoupment of organizational expenses and pro rata Trustees’ fees will not exceed the lesser of (i) the expense limit in effect at the time of waiver or reimbursement and (ii) the expense limit in effect at the time of recoupment.

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Notes to Financial Statements (Cont.)

The total recoverable amounts to PIMCO as of June 30, 2026 (from any fee waiver agreements or expense limitation agreements combined), were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO California Flexible Municipal Income Fund	$0	$(9)	$17	$8

Pursuant to the expense limitation agreement, waiver amounts are reflected on the Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. As of June 30, 2026, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO California Flexible Municipal Income Fund	$4

PIMCO Flexible Municipal Income Fund	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(e) Acquired Fund Fees and Expenses Acquired Fund expenses incurred by each Fund, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of each Fund’s assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with applicable SEC rules and interpretations under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to applicable SEC rules and interpretations under the Act for the period ended June 30, 2026, were as follows (amounts in thousands†):

The Funds have received exemptive relief from the SEC that, to the extent the Funds rely on such relief, permits it to (among other things) co-invest with certain other persons, including certain affiliates of the Advisor and certain public or private funds managed by the Advisor and its affiliates, subject to certain terms and conditions. The exemptive relief from the SEC with respect to co-investments imposes extensive conditions on any co-investments made in reliance on such relief.

Fund Name	Purchases	Sales	Realized Gain/(Loss)

PIMCO California Flexible Municipal Income Fund	$1,282	$1,282	$(61)

PIMCO Flexible Municipal Income Fund	$4,079	$21,745	$(2,421)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under each Fund’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to

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the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective(s), particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by a Fund. Frequent and active trading of a Fund’s portfolio holdings may cause adverse tax consequences for shareholders due to an increase in short-term capital gains and may also adversely impact the Fund’s after-tax returns. The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2026 were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO California Flexible Municipal Income Fund	$11,676	$4,881	$56,812	$38,043

PIMCO Flexible Municipal Income Fund	152,771	58,613	703,743	624,860

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. PREFERRED SHARES

PIMCO Flexible Municipal Income Fund (”PMFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “PMFLX RVMTP Shares”) as of June 30, 2026:

Series	Shares Outstanding	Original Issue Date	Mandatory Term Redemption Date(7)
Series 2049-A RVMTP Shares(1)	500	November 18, 2019	November 18, 2049
Series 2050-B RVMTP Shares(2)	1,000	November 1, 2022	October 1, 2050
Series 2051-A RVMTP Shares(3)	500	December 6, 2021	December 6, 2051
Series 2052-A RVMTP Shares(4)	1,000	January 24, 2022	January 24, 2052
Series 2052-B RVMTP Shares(5)	1,000	April 8, 2022	April 8, 2052
Series 2055-A RVMTP Shares(6)	1,500	April 16, 2025	April 16, 2055

(1)

On May 9, 2022, Series 2050-A RVMTP Shares, originally issued on April 20, 2020, were exchanged for shares of Series 2049-A RVMTP Shares on a one-for-one basis and the Early Term Redemption Date (as defined below) for the consolidated Series 2049-A RVMTP Shares was extended to May 2025. On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2049-A RVMTP Shares, amended the organizational documents of the Series 2049-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes. On February 24, 2026, PMFLX, with the consent of the holder of all of the Series 2049-A RVMTP Shares, amended the organizational documents of the Series 2049-A RVMTP Shares to reduce the Applicable Spread (as defined below), among other changes.

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Notes to Financial Statements (Cont.)

(2)

On October 1, 2020, PMFLX originally issued 750 Series 2050-B RVMTP Shares. On November 1, 2022, PMFLX’s Bylaws were amended and restated to modify provisions related to the RVMTP Shares (the “Restatement”) and concurrent with the Restatement, PMFLX issued an additional 250 2050-B RVMTP Shares and amended the terms of the originally issued Series 2050-B RVMTP Shares. On January 15, 2026, PMFLX, with the consent of the holder of all of the Series 2050-B RVMTP Shares, amended the organizational documents of the Series 2050-B RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(3)

On June 17, 2019, PMFLX issued Variable Rate Muni Fund Term Preferred Shares, Series 2022 (the “VMTP Shares”), which were redesignated (such redesignation, the Redesignation”), effective December 6, 2021, as RVMTP Shares, Series 2051-A. Concurrent with the Redesignation, on December 6, 2021, PMFLX issued an additional amount of Series 2051-A RVMTP Shares. On June 5, 2024, PMFLX, with the consent of the holder of all of the Series 2051-A RVMTP Shares, amended the organizational documents of the Series 2051-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread, among other changes. On February 24, 2026, PMFLX, with the consent of the holder of all of the Series 2051-A RVMTP Shares, amended the organizational documents of the Series 2051-A RVMTP Shares to shorten the Early Term Redemption Date and reduce the Applicable Spread (each as defined below), among other changes.

(4)

On November 26, 2024, PMFLX, with the consent of the holder of all of the Series 2052-A RVMTP Shares, amended the organizational documents of the Series 2052-A RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes.

(5)

On September 20, 2024, PMFLX, with the consent of the holder of all of the Series 2052-B RVMTP Shares, amended the organizational documents of the Series 2052-B RVMTP Shares to extend the Early Term Redemption Date and increase the Applicable Spread (each as defined below), among other changes. On February 24, 2026, PMFLX, with the consent of the holder of all of the Series 2052-B RVMTP Shares, amended the organizational documents of the Series 2052-B RVMTP Shares to shorten the Early Term Redemption Date and reduce the Applicable Spread (each as defined below), among other changes.

(6)

On February 24, 2026, PMFLX, with the consent of the holder of all of the Series 2055-A RVMTP Shares, amended the organizational documents of the Series 2055-A RVMTP Shares to extend the Early Term Redemption Date, among other changes.

(7)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of its RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

PIMCO California Flexible Municipal Income Fund (”CAFLX”) issued and has outstanding the following series of Remarketable Variable Rate MuniFund Term Preferred Shares (the “CAFLX RVMTP Shares,” and together with the PMFLX RVMTP Shares, the “RVMTP Shares”) as of June 30, 2026:

Series	Shares Outstanding	Original Issue Date	Mandatory Redemption Date(1)
Series 2054 RVMTP Shares	250	January 12, 2024	January 12, 2054

(1)

The RVMTP Shares are subject to a mandatory term redemption date subject to the Fund’s right to extend the term with the consent of the holders of each series of RVMTP Shares. There is no assurance that the term of the RVMTP Shares will be extended.

In the Funds’ Consolidated Statements of Assets and Liabilities, the RVMTP Shares’ aggregate liquidation preference is shown as a liability since they are considered debt of the issuer. Costs directly related to the Redesignation and issuance of each series of RVMTP Shares are considered debt issuance costs and are being amortized into interest expense over the life of each series of RVMTP Shares. The liquidation value of the RVMTP Shares in each Fund’s Consolidated Statements of Assets and Liabilities is shown as a liability and represents their liquidation preference, which approximates fair value of the shares and is considered level 2 under the fair value hierarchy, less any unamortized debt issuance costs. The RVMTP Shares can be redeemed in whole or in part at a redemption price per share equal to (i) the liquidation preference of the RVMTP Shares ($100,000 per share), plus (ii) an amount equal to all unpaid dividends and other distributions accumulated from and including the date of issuance to (but excluding) the date of redemption (whether or not earned or declared by the applicable Fund, but without interest thereon) plus (iii) any applicable optional redemption premium. No RVMTP Shares were redeemed during the period ended June 30, 2026.

92	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

JUNE 30, 2026

Each Fund, at its option, may designate special terms applicable to all of the outstanding RVMTP Shares in a series for a certain period (a “Special Terms Period”) pursuant to a notice of special terms. Such special terms may differ from those provided in the current governing documents of the RVMTP Shares and may include, without limitation, changes to the dividend rate, dividend payment dates, redemption provisions (including, without limitation, the term redemption date or the Early Term Redemption Date (as defined below)), required effective leverage ratio and gross-up payment provisions; provided that such special terms do not affect the parity ranking of the RVMTP Shares to any other class or series of preferred shares then outstanding with respect to dividends or distribution of assets upon dissolution, liquidation, or winding up of the affairs of a Fund. No Special Terms Period with respect to a series of RVMTP Shares will become effective unless certain conditions are satisfied, including that all of the RVMTP Shares in such series are remarketed (except with respect to any RVMTP Shares whose holders have elected to retain their RVMTP Shares for the Special Terms Period). A Special Terms Period will not become effective before the 12-month anniversary (for Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B, Series 2054 and Series 2055-A) or 24-month anniversary (for Series 2050-B) of the date of original issue of the applicable series of RVMTP Shares. The Funds did not declare a Special Terms Period during the period ended June 30, 2026.

In addition, with respect to each series of RVMTP Shares, a “Mandatory Tender Event” will occur on each date that is (i) 20 business days before such series’ Early Term Redemption Date (as defined in the table below), (ii) the date a Fund delivers a notice designating a Special Terms Period, and (iii) 20 business days before the end of a Special Terms Period (provided that no subsequent Special Terms Period is designated). Upon the occurrence of a Mandatory Tender Event, all RVMTP Shares in the series will be subject to mandatory tender (subject to the holders’ election to retain their RVMTP Shares) and the applicable Fund will issue or cause to be issued a notice of mandatory tender to the holders of the RVMTP Shares for remarketing on the corresponding Mandatory Tender Date. If any RVMTP Shares subject to a Mandatory Tender Event upon an Early Term Redemption Date or upon the end of a Special Terms Period have not been either retained by the holders or remarketed by the Mandatory Tender Date, the Fund will redeem such RVMTP Shares on the Early Term Redemption Date or the end of the Special Terms Period, as applicable.

With respect to the Mandatory Tender Events described in clauses (i), (ii) and (iii) above, the corresponding “Mandatory Tender Date” means, respectively: (i) the date that is the corresponding Early Term Redemption Date of such series of RVMTP Shares, or the date that is 180 calendar days following the Early Term Redemption Date (for Series 2052-A), (ii) the date on which the related Special Terms Period becomes effective, and (iii) the last day of the related Special Terms Period (subject, in each case, to the holders’ election to retain their RVMTP Shares). No Mandatory Tender Event occurred during the period ended June 30, 2026.

SEMIANNUAL REPORT	JUNE 30, 2026	93

Notes to Financial Statements (Cont.)

The Early Term Redemption Date applicable to each series of RVMTP Shares as of June 30, 2026 can be found in the table below:

Fund Name	Early Term Redemption Date

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	July 12, 2027 and every 42-month anniversary thereafter

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	May 9, 2030 and every 5-year anniversary thereafter

Series 2050-B RVMTP Shares	July 15, 2029 and every 42-month anniversary thereafter

Series 2051-A RVMTP Shares	October 17, 2029 and every 5-year anniversary thereafter

Series 2052-A RVMTP Shares	January 24, 2028

Series 2052-B RVMTP Shares	October 17, 2029 and every 5-year anniversary thereafter
Series 2055-A RVMTP Shares	October 17, 2029 and every 5-year anniversary thereafter

Dividends paid with respect to the RVMTP Shares, which are payable monthly, are treated as interest expense, are accrued daily and are reflected as a component of interest expense in the Consolidated Statements of Operations. For the period ended June 30, 2026, the amount of the RVMTP Shares outstanding, interest expense related to the dividends paid to RVMPT Shares and the daily weighted average interest rate, including issuance costs, can be found in the table below:

Fund Name	Shares Outstanding	Interest Expense†	Weighted Average Interest Rate*
PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	$488	3.94%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	$860	3.47%

Series 2050-B RVMTP Shares	1,000	1,691	3.41%

Series 2051-A RVMTP Shares	500	921	3.72%

Series 2052-A RVMTP Shares	1,000	1,676	3.38%

Series 2052-B RVMTP Shares	1,000	1,721	3.47%
Series 2055-A RVMTP Shares	1,500	2,536	3.41%

†	Amounts in thousands. A zero balance may reflect actual amounts rounding to less than one thousand.
*	The rate presented is inclusive of the amortized debt issuance cost. As a result, the rate shown may not fall into the range presented in the dividend rate table further below.

For the period ended June 30, 2026, the annualized dividend rate on each series of the RVMTP Shares ranged from:

Fund Name	Shares Issued and Outstanding	High	Low	As of June 30, 2026

PIMCO California Flexible Municipal Income Fund

Series 2054 RVMTP Shares	250	4.9%	2.53%	3.07%

PIMCO Flexible Municipal Income Fund

Series 2049-A RVMTP Shares	500	4.78%	2.62%	2.95%

Series 2050-B RVMTP Shares	1,000	4.75%	2.38%	2.92%

Series 2051-A RVMTP Shares	500	4.78%	2.63%	2.95%

Series 2052-A RVMTP Shares	1,000	4.75%	2.38%	2.92%

Series 2052-B RVMTP Shares	1,000	4.78%	2.62%	2.95%
Series 2055-A RVMTP Shares	1,500	4.78%	2.41%	2.95%

94	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

JUNE 30, 2026

Each Fund is subject to certain limitations and restrictions while the RVMTP Shares are outstanding. Failure to comply with these limitations and restrictions could preclude a Fund from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of the RVMTP Shares at their liquidation preference plus any accumulated, unpaid dividends and other distributions. Any resulting suspension of payment of common share dividends may result in a tax penalty for the applicable Fund and, in certain circumstances, the loss of treatment as a regulated investment company. Any such mandatory redemption will be conducted on a pro rata basis among each series of the RVMTP Shares and any other preferred shares of the applicable Fund outstanding based upon the proportion that the aggregate liquidation preference of any series bears to the aggregate liquidation preference of all outstanding series of such Fund’s preferred shares. Under the terms of each purchase agreement between each Fund and each investor in the RVMTP Shares, each Fund is subject to various investment requirements while the RVMTP Shares are outstanding. These requirements may be more restrictive than those to which a Fund is otherwise subject in accordance with its investment objective(s) and policies. In addition, each Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agencies that rate the RVMTP Shares, which guidelines may be changed by the applicable rating agency, in its sole discretion, from time to time. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on each Fund by the Act.

Ratings agencies may change their methodologies for evaluating and providing ratings for shares of closed-end funds at any time and in their sole discretion, which may affect the rating (if any) of a Fund’s shares.

Each Fund is required to maintain certain asset coverage with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act, including the RVMTP Shares, as set forth in such Fund’s governing documents and the Act. One such requirement under the Act is that a Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 200% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. In addition, under the terms of the Series 2050-B RVMTP Shares (with respect to PMFLX) and the Series 2054 RVMTP Shares (with respect to CAFLX), each Fund is not permitted to declare or pay common share dividends unless immediately thereafter the Fund has a minimum asset coverage ratio of 225% with respect to all outstanding senior securities of the Fund which are stocks for purposes of the Act after deducting the amount of such common share dividends. The asset coverage per share for each Fund is reported in the Financial Highlights and is disclosed as the product of the asset coverage as of period end and the current liquidation preference.

With respect to the payment of dividends and as to the distribution of assets of each Fund, the RVMTP Shares are senior in priority to the Funds’ outstanding common shares. Holders of preferred shares of each Fund, who are entitled to one vote per share, including holders of RVMTP Shares, generally vote together as one class with the common shareholders of each Fund, but preferred shareholders vote separately as a class to elect two Trustees of each Fund, as required by the Act, and on certain matters adversely affecting the rights of preferred shareholders. Under the Act, preferred shareholders, including holders of the RVMTP Shares, are also entitled to elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years.

SEMIANNUAL REPORT	JUNE 30, 2026	95

Notes to Financial Statements (Cont.)

The dividend rates paid on the RVMTP Shares are determined over the course of a seven-day period, which generally commences each Thursday and ends the following Wednesday (the “Rate Period”). The dividends per share for RVMTP Shares for a given Rate Period are dependent on the RVMTP Share dividend rate for that Rate Period (the “RVMTP Share Dividend Rate”). The RVMTP Share Dividend Rate for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A is equal to the greater of (i) the sum of the Index Rate(1) plus the Applicable Spread(2) for the Rate Period plus the “Failed Remarketing Spread”(3), if any, and (ii) the sum of (a) the product of the Index Rate multiplied by the Applicable Multiplier(4) for such Rate Period plus (b) 1.00% plus (c) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2050-B and Series 2054 is equal to (i) the sum of the Index Rate plus (ii) the Applicable Spread (including the “Spread Adjustment,” (5) if applicable) plus (iii) the Failed Remarketing Spread, if any. The RVMTP Share Dividend Rate for Series 2052-A is equal to the greater of (i) the sum of the Index Rate plus an “Applicable Spread” for the Rate Period plus the Failed Remarketing Spread, if applicable, and (ii) the sum of (a) the product of the Index Rate multiplied by the “Applicable Multiplier” for such Rate Period plus (b) 1.10% plus (c) the Failed Remarketing Spread, if applicable. The dividend per RVMTP Share for the Rate Period is then determined as described in the table below. (6)

Dividend Rate		Rate Period Fraction		Liquidation Preference		Dividend

		Number of days in the Rate Period (or a part thereof)

RVMTP Share Dividend Rate	X	Divided by	X	100,000	=	Dividends per RVMTP Share

		Total number of days in the year

(1)

The Index Rate is determined by reference to a weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes, generally the Securities Industry and Financial Markets Association Municipal Swap Index.

(2)

The Applicable Spread for a Rate Period is a percentage per annum that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares, and, for Series 2050-B and Series 2054, it is also based on “Spread Adjustment.”

(3)

With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, the Failed Remarketing Spread means (i) for so long as two or more Failed Remarketings have not occurred, 0%, and (ii) following the second occurrence of a Failed Remarketing, (A) 0.15% (for Series 2049-A, Series 2051-A, Series 2052-B and Series 2055-A) or (B) 0.25% (for Series 2050-B and Series 2054), in each case multiplied by the number of Failed Remarketings that have occurred after the first Failed Remarketing. With respect to Series 2052-A, a Failed Remarketing Spread means (a) in the case of a Failed Special Terms Period Remarketing (as defined below): (i) for so long as two or more Failed Special Terms Period Remarketings have not occurred, 0.05%, and (ii) following the second occurrence of a Failed Special Terms Period Remarketing, 0.10% multiplied by the number of Failed Special Terms Period Remarketings that have occurred after the first Failed Special Terms Period Remarketing, and (b) in the case of a Failed Early Term Redemption Date Remarketing (as defined below): (i) 0.75% for the first 59 days following the applicable Early Term Redemption Date, (ii) 1.00% for the 60th to the 89th day following such Early Term Redemption Date, (iii) 1.25% for the 90th to the 119th day following such Early Term Redemption Date, (iv) 1.50% for the 120th to the 149th day following such Early Term Redemption Date, and (v) 1.75% for the 150th day following such Early Term Redemption Date to the date of the associated mandatory redemption of the Series 2052-A RVMTP Shares. With respect to Series 2049-A, Series 2050-B, Series 2051-A, Series 2052-B, Series 2054 and Series 2055-A, a “Failed Remarketing,” with respect to a series of RVMTP Shares, will occur if any RVMTP Shares in such series subject to a Mandatory Tender Event due to the applicable Fund designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date (each as defined below). With respect to Series 2052-A, a “Failed Special Terms Period Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event due to PMFLX designating a Special Terms Period have not been either retained by the holders or successfully remarketed by the Mandatory Tender Date. In addition, with respect to Series 2052-A, a “Failed Early Term Redemption Date Remarketing” will occur if any RVMTP Shares subject to a Mandatory Tender Event have not been either retained by the holders or successfully remarketed by the Early Term Redemption Date.

(4)

With respect to Series 2049-A, Series 2051-A, Series 2052-A, Series 2052-B and Series 2055-A, the Applicable Multiplier for a Rate Period is a percentage that is based on the long-term rating most recently assigned by the applicable ratings agency to such series of RVMTP Shares.

96	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

JUNE 30, 2026

(5)

The “Spread Adjustment” means (i) for the period from the date of original issuance of the RVMTP Shares to and including the date that is six months prior to the then current Early Term Redemption Date (as defined above) (“Rate Period Termination Date”), 0%, and (ii) for the period after the Rate Period Termination Date, 2.00%.

(6)

For each series of RVMTP Shares, an increased RVMTP Share Dividend Rate could be triggered by the applicable Fund’s failure to comply with certain requirements relating to such series of RVMTP Shares, certain actions taken by the applicable ratings agency or certain determinations regarding the tax status of such series of RVMTP Shares made by a court or other applicable governmental authority. The RVMTP Share Dividend Rate will in no event exceed 15% per year.

14. COMMON SHARES OFFERING

Each Fund has authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Changes in common shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO California Flexible Municipal Income Fund (Consolidated)

	Six Months Ended 06/30/2026 (Unaudited)		Year Ended 12/31/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	880	$8,948	2,068	$20,563

Class A-1	336	3,409	230	2,289

Issued as reinvestment of distributions

Institutional Class	80	810	176	1,760

Class A-1	18	178	35	352

Cost of shares repurchased

Institutional Class	(491)	(5,003)	(706)	(7,105)

Class A-1	(217)	(2,193)	(120)	(1,221)

Net increase (decrease) resulting from Fund share transactions	606	$6,149	1,683	$16,638

†	A zero balance may reflect actual amounts rounding to less than one thousand.

	PIMCO Flexible Municipal Income Fund (Consolidated)

	Six Months Ended 06/30/2026 (Unaudited)		Year Ended 12/31/2025

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	7,841	$79,527	18,159	$182,640

Class A-1	2,153	21,843	6,686	67,415

Class A-2	3,585	36,327	3,571	35,825

Class A-3	1,262	12,808	4,931	49,380

Issued as reinvestment of distributions

Institutional Class	586	5,955	1,253	12,611

Class A-1	694	7,040	1,533	15,410

Class A-2	125	1,268	206	2,076

Class A-3	377	3,828	771	7,755

SEMIANNUAL REPORT	JUNE 30, 2026	97

Notes to Financial Statements (Cont.)

	PIMCO Flexible Municipal Income Fund (Consolidated)

	Six Months Ended 06/30/2026 (Unaudited)		Year Ended 12/31/2025

	Shares	Amount	Shares	Amount

Cost of shares repurchased

Institutional Class	(7,261)	(73,677)	(22,896)	(230,346)

Class A-1	(5,648)	(57,154)	(10,924)	(110,010)

Class A-2	(427)	(4,360)	(1,307)	(13,100)

Class A-3	(1,488)	(15,061)	(4,778)	(47,995)

Net increase (decrease) resulting from Fund share transactions	1,799	$18,344	(2,795)	$(28,339)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of persons that owned of record or beneficially 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of June 30, 2026. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Funds’ Manager.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO California Flexible Municipal Income Fund	1	1	42%	22%

PIMCO Flexible Municipal Income Fund	1	0	16%	0%

15. REPURCHASE OFFERING

Each Fund is an “interval fund” and, in order to provide liquidity to shareholders, each Fund, subject to applicable law, conducts quarterly repurchase offers of its outstanding Common Shares at NAV, subject to approval of the Board. In all cases such repurchases will be between 5% and 25%, or such other amount as may be permitted under applicable rules and regulations or no-action, exemptive or other relief, of its outstanding Common Shares at NAV, pursuant to Rule 23c-3 under the Act. Each Fund currently expects to conduct quarterly repurchase offers for 10% of their outstanding Common Shares under ordinary circumstances. Each Fund believes that these repurchase offers are generally beneficial to the Funds’ shareholders and repurchases generally will be funded from available cash or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of each Fund to be fully invested or force the Funds to maintain a higher percentage of their assets in liquid investments, which may harm each Funds’ investment performance. Moreover, diminution in the size of each Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), may limit the ability of each Fund to participate in new investment opportunities or to achieve its investment objective(s) and will tend to increase the Funds’ expense ratio per Common Share for remaining shareholders. Each Fund may accumulate cash by holding back (i.e., not reinvesting) payments received in connection with the Funds’ investments. Each Fund believes that

98	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

JUNE 30, 2026

payments received in connection with the Funds’ investments will generate sufficient cash to meet the maximum potential amount of the Funds’ repurchase obligations. If at any time cash and other liquid assets held by the Funds are not sufficient to meet the Funds’ repurchase obligations, each Fund intends, if necessary, to sell investments. If, as expected, each Fund employs investment leverage, repurchases of Common Shares would compound the adverse effects of leverage in a declining market. In addition, if a Fund borrows to finance repurchases, interest on that borrowing will negatively affect common shareholders who do not tender their Common Shares by increasing the Funds’ expenses and reducing any net investment income.

If a repurchase offer is oversubscribed, a Fund may, but is not required to, determine to increase the amount repurchased by up to 2% of its outstanding shares as of the date of the Repurchase Request Deadline (as defined in each Fund’s prospectus). In the event that the Funds determine not to repurchase more than the repurchase offer amount, or if shareholders tender more than the repurchase offer amount plus 2% of the Funds’ outstanding shares as of the date of the Repurchase Request Deadline, the Funds will repurchase the Common Shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the Funds during a particular repurchase offer. Notwithstanding the foregoing, a Fund may accept all Common Shares tendered for repurchase by shareholders who own less than one hundred Common Shares and who tender all of their Common Shares, before prorating Common Shares tendered by other shareholders; provided that, if a shareholder holds shares through a financial intermediary, such intermediary may not be willing or able to arrange for this treatment on such shareholder’s behalf. Some shareholders, in anticipation of proration, may tender more Common Shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of Common Shares tendered in a repurchase offer may decline between the Repurchase Request Deadline and the date on which the NAV for tendered Common Shares is determined. In addition, the repurchase of Common Shares by the Funds may be a taxable event to shareholders.

During the period ended June 30, 2026, each Fund engaged in repurchase offers as follows:

PIMCO Flexible Municipal Income Fund

Repurchase Request Deadline/ Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

February 5, 2026	10	6,364,949	$64,795,182	6,364,949	3.9%	N/A
May 5, 2026	10	7,993,713	80,736,500	7,993,713	4.9	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

SEMIANNUAL REPORT	JUNE 30, 2026	99

Notes to Financial Statements (Cont.)

PIMCO California Flexible Municipal Income Fund

Repurchase Request Deadline/ Pricing Date	% of Outstanding Shares Offered to be Repurchased	Number of Shares Tendered for Repurchase	Aggregate Consideration for Repurchased Shares	Number of Shares Repurchased	% of Outstanding Shares Repurchased	Proration% Repurchased(1)

February 5, 2026	10	399,361	$4,073,485	399,361	3.3%	N/A
May 5, 2026	10	309,442	3,122,271	309,442	2.5	N/A

(1)

If the repurchase offer was oversubscribed, the Fund repurchased shares on a pro-rata basis. The Proration % Repurchased equals the Number of Shares Repurchased divided by the Number of Shares Tendered for Repurchase.

16. BASIS FOR CONSOLIDATION

PIMCO Flexible Municipal Income Fund’s and PIMCO California Flexible Municipal Income Fund’s subsidiaries were each formed as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objective(s) and policies in effect from time to time. Each Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its respective subsidiary. Accordingly, the consolidated financial statements include the accounts of each Fund and its respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain investments could be held by a separate legal entity from the Funds. See the table below for details regarding the structure, incorporation and relationship as of period end of the subsidiaries.

Fund Name	Subsidiary	Date of Formation	Subsidiary % of Consolidated Fund Net Assets†

PIMCO California Flexible Municipal Income Fund	4174 SPV I LLC	06/29/2023	1.1%

PIMCO Flexible Municipal Income Fund	14751 SPV I LLC	06/29/2023	4.1%

†	A zero balance may reflect actual amounts rounding to less than 0.01%.

17. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

18. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made. Due to the timing of when distributions are made by a Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

100	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

JUNE 30, 2026

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2026, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended December 31, 2025, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO California Flexible Municipal Income Fund	$279	$250

PIMCO Flexible Municipal Income Fund	78,629	62,251

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of June 30, 2026, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)

PIMCO California Flexible Municipal Income Fund	$169,445	$4,702	$(1,406)	$3,296

PIMCO Flexible Municipal Income Fund	2,346,943	77,036	(95,672)	(18,636)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

19. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	JUNE 30, 2026	101

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOS	BofA Securities, Inc.	BPS	BNP Paribas S.A.

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index	SOFR	Secured Overnight Financing Rate	TSFR3M	Term SOFR 3-Month

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHLMC	Federal Home Loan Mortgage Corp.	HUD	U.S. Department of Housing and Urban Development
BAM	Build America Mutual Assurance	FNMA	Federal National Mortgage Association	PSF	Public School Fund
CM	California Mortgage Insurance

Other Abbreviations:
TBA	To-Be-Announced	TBD	To-Be-Determined	TBD%	Interest rate to be determined when loan settles or at the time of funding

102	PIMCO MUNICIPAL INTERVAL FUNDS

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the six month period ended June 30, 2026 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year. See the Financial Highlights section of this report for the tax characterization of distributions determined in accordance with federal income tax regulations for the fiscal year.

PIMCO California Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0313	$0.0000	$0.0000	$0.0313

February 2026	$0.0305	$0.0000	$0.0000	$0.0305

March 2026	$0.0286	$0.0000	$0.0000	$0.0286

April 2026	$0.0293	$0.0000	$0.0000	$0.0293

May 2026	$0.0302	$0.0000	$0.0000	$0.0302

June 2026	$0.0307	$0.0000	$0.0000	$0.0307

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0271	$0.0000	$0.0000	$0.0271

February 2026	$0.0267	$0.0000	$0.0000	$0.0267

March 2026	$0.0246	$0.0000	$0.0000	$0.0246

April 2026	$0.0252	$0.0000	$0.0000	$0.0252

May 2026	$0.0259	$0.0000	$0.0000	$0.0259

June 2026	$0.0266	$0.0000	$0.0000	$0.0266

PIMCO Flexible Municipal Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0394	$0.0000	$0.0000	$0.0394

February 2026	$0.0362	$0.0000	$0.0000	$0.0362

March 2026	$0.0349	$0.0000	$0.0000	$0.0349

April 2026	$0.0351	$0.0000	$0.0000	$0.0351

May 2026	$0.0362	$0.0000	$0.0000	$0.0362

June 2026	$0.0363	$0.0000	$0.0000	$0.0363

SEMIANNUAL REPORT	JUNE 30, 2026	103

Distribution Information (Cont.)

(Unaudited)

A-1	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0352	$0.0000	$0.0000	$0.0352

February 2026	$0.0324	$0.0000	$0.0000	$0.0324

March 2026	$0.0309	$0.0000	$0.0000	$0.0309

April 2026	$0.0311	$0.0000	$0.0000	$0.0311

May 2026	$0.0321	$0.0000	$0.0000	$0.0321

June 2026	$0.0322	$0.0000	$0.0000	$0.0322

A-2	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0351	$0.0000	$0.0000	$0.0351

February 2026	$0.0323	$0.0000	$0.0000	$0.0323

March 2026	$0.0309	$0.0000	$0.0000	$0.0309

April 2026	$0.0312	$0.0000	$0.0000	$0.0312

May 2026	$0.0321	$0.0000	$0.0000	$0.0321

June 2026	$0.0323	$0.0000	$0.0000	$0.0323

A-3	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

January 2026	$0.0329	$0.0000	$0.0000	$0.0329

February 2026	$0.0302	$0.0000	$0.0000	$0.0302

March 2026	$0.0285	$0.0000	$0.0000	$0.0285

April 2026	$0.0288	$0.0000	$0.0000	$0.0288

May 2026	$0.0298	$0.0000	$0.0000	$0.0298

June 2026	$0.0301	$0.0000	$0.0000	$0.0301

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a Fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

104	PIMCO MUNICIPAL INTERVAL FUNDS

Changes to Board of Trustees

(Unaudited)

Effective January 1, 2026, Mr. Alan Rappaport was appointed Chair of the Trustees of the Funds, succeeding Ms. Deborah A. DeCotis.

Effective March 6, 2026, Ms. Deborah A. DeCotis retired from her position as Trustee of the Funds.

SEMIANNUAL REPORT	JUNE 30, 2026	105

Approval of Investment Management Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Trustees (the “Board” or the “Trustees”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (the “Independent Trustees”), of each of PIMCO Flexible Municipal Income Fund (“PMFLX”) and PIMCO California Flexible Municipal Income Fund (“CAFLX”) (each, a “Fund” and, collectively, the “Funds”), voting separately, annually approve the continuation of the Investment Management Agreement between each Fund and Pacific Investment Management Company LLC (“PIMCO”) (each, an “Investment Management Agreement”). At an in-person meeting held on June 23, 2026 (the “Approval Meeting”), the Board, including the Independent Trustees, considered and unanimously approved the continuation of each Investment Management Agreement for an additional one-year period commencing on August 1, 2026. In addition, the Board considered and unanimously approved the continuation of the investment management agreements between PIMCO and each wholly-owned subsidiary of PMFLX and CAFLX (each such subsidiary, a “Subsidiary” and, together, the “Subsidiaries”) (such agreements, collectively, the “Subsidiary Agreements” and together with each Investment Management Agreement, the “Agreements”), for the same additional one-year period.

In addition to the Approval Meeting, the Contracts Committee and the Performance Committee of the Board held a joint meeting on June 5, 2026 to discuss materials provided by PIMCO in connection with the Trustees’ review of the Agreements. The annual contract review process also involved multiple discussions and meetings with members of the Contracts Committee and the full Contracts Committee (the Approval Meeting, together with such discussions and meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from PIMCO attended portions of the Contract Renewal Meetings and responded to questions from the Independent Trustees. The Contracts Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in considering each Agreement and the fees paid thereunder.

In connection with their deliberations regarding the proposed continuation of the Agreements, the Board, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to reasonably be necessary to evaluate the terms of the Agreements. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreements.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions, inclusive of any follow-up inquiries, submitted by the Independent Trustees and Independent Counsel. The Board also met with senior representatives of PIMCO regarding its personnel, operations, and estimated profitability as they relate to each Fund. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance based on net asset value (“NAV”) and distribution yield of each Fund’s Institutional Class Shares (both absolute and compared against an appropriate peer group); use of leverage; investment, operational and other

106	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

relevant risks for the Funds; and other portfolio information, including any use of derivatives. The Trustees also received periodic reports on, among other matters, pricing and valuation, compliance, and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees reviewed summaries prepared by PIMCO that analyzed each Fund based on a number of factors, including fees/expenses, performance, distribution yield (which may be comprised of ordinary income, net capital gains, and/or a return of capital), and risk-based factors, as of December 31, 2025. They also considered, among other information, performance based on NAV, investment objective and strategy, portfolio managers, assets under management, outstanding leverage, annual fund operating expenses, total expense ratio and management fee comparisons between each Fund and its Broadridge Expense Group (as defined below), and estimated profitability to PIMCO from its relationship with each Fund. In considering the Broadridge Performance Universe and Broadridge Expense Group (both as defined below), the Trustees requested that PIMCO comment on whether the peer funds selected for each Fund by Broadridge Financial Solutions, Inc. (“Broadridge”) provided an appropriate comparison, and if not, whether PIMCO believes another peer group would provide a more appropriate comparison.

With respect to the Subsidiary Agreements, the Trustees considered that PMFLX and CAFLX each utilize their Subsidiaries to execute their investment strategies, and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for PMFLX and CAFLX under their Investment Management Agreements. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not collect or retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to PMFLX and CAFLX is not impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Management Agreements.

The Trustees’ conclusions as to the continuation of each Agreement were based on a comprehensive consideration of all information provided to the Trustees during the Contract Renewal Meetings and throughout the year and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third-party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing investment management, administrative, and/or other services, and general corporate ownership and business operations unrelated to the Funds. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds, noting PIMCO’s experience in managing interval funds, such as the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key

SEMIANNUAL REPORT	JUNE 30, 2026	107

Approval of Investment Management Agreements (Cont.)

advisory personnel of PIMCO responsible for portfolio management of the Funds; information regarding the Funds’ use of leverage; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; the general process or philosophy for determining employee compensation; and the operational infrastructure, including technology systems and cybersecurity measures, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Funds beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and its ability to comply with the investment policies of the Funds; the compliance programs and risk controls of PIMCO (including the implementation of new policies and programs); the specific contractual obligations of PIMCO pursuant to the Agreements; the nature, extent, and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; PIMCO’s risk management function; and the time and resources PIMCO expends monitoring the leverage employed by the Funds, including the covenants and restrictions imposed by certain forms of leverage such as the Funds’ preferred shares. The Trustees considered conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreements, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial, business and other risks that PIMCO has undertaken as investment manager and sponsor of the Funds. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds. The Trustees also noted PIMCO’s activities under its contractual obligation to coordinate, oversee and supervise the Funds’ various outside service providers, including its negotiation of certain service providers’ fees and its due diligence and evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Trustees also considered PIMCO’s ongoing development of its own technology infrastructure and information security, including its proprietary software and applications and use of artificial intelligence, to support the Funds through, among other things, quantitative capabilities, cybersecurity, business continuity planning, and risk management. The Trustees considered PIMCO’s strategic managed service arrangement (“Managed Services”) with a third-party consultant for various services provided to the Funds and requested information from PIMCO regarding PIMCO’s retained responsibility and oversight over the Managed Services. The Trustees also considered that PIMCO would be transitioning the Managed Services to other third-party service providers and insourcing certain services back to PIMCO by the third quarter of 2026.

After their review and deliberations, the Trustees concluded that the nature, extent and quality of the overall services provided by PIMCO under each Agreement were appropriate.

Fee and Expense Information

In assessing the reasonableness of each Fund’s fees and expenses under its Investment Management Agreement, the Trustees requested and considered, among other information, the Fund’s management fee and its total expenses as a percentage of average net assets attributable to common shares and as a percentage of average total managed assets (including assets attributable both to common shares and specified leverage outstanding), in comparison to the management fees and other expenses of a group of industry peer funds identified by Broadridge as pursuing investment

108	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

strategies with classifications/objectives similar to the Fund (for each Fund, its “Broadridge Expense Group”) as well as of a broader universe of peer funds identified by Broadridge (for each Fund, its “Broadridge Expense Universe”). In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees. The Trustees considered that the total expense ratio comparisons reflect the effect of fee and expense waivers/reimbursements. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Broadridge Expense Groups and Broadridge Expense Universes.

The Trustees considered that PIMCO has contractually agreed with each Fund, through May 2, 2027, to waive its management fee or reimburse the Fund to the extent that organizational expenses, expenses related to obtaining or maintaining a legal entity identifier and pro rata Trustees’ fees exceed 0.10% of the Fund’s average daily net assets. The Trustees considered that PIMCO is entitled to reimbursement under each Fund’s expense limitation agreement under certain conditions.

The Trustees considered information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, including funds and accounts with comparable investment programs and/or principal investment strategies to those of the Funds, as well as certain other funds requested by the Trustees with broadly similar strategies and/or investment types. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including any open-end funds, exchange-traded funds, and listed closed-end funds with broadly similar strategies and/or investment types, there are additional portfolio management challenges in managing interval funds such as the Funds. For example, the Trustees considered that, as an interval fund, each Fund allows for (i) daily subscriptions, which allow for assets to increase over time, (ii) quarterly repurchases, which allow for assets to decrease periodically, (iii) changes in leverage, all of which result in more burdensome portfolio management, tax, accounting, regulatory and administrative processes than listed closed-end funds and open-end funds and (iv) investing in non-traditional and less liquid holdings as compared to open-end funds. In addition, the Independent Trustees considered information provided by PIMCO as to the generally broader and more extensive services provided to the Funds in comparison to those provided to private funds or institutional or separate accounts; the higher demands placed on PIMCO to provide considerable shareholder services due to the volume of investors; the greater entrepreneurial, enterprise, and reputational risk in managing registered interval funds; and the expenses, and impact on PIMCO, associated with the more extensive regulatory and compliance requirements to which the Funds are subject in comparison to private funds or institutional or separate accounts. The Trustees were advised by PIMCO that, in light of these additional challenges and additional services, different pricing structures between interval funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not always be apt comparisons, even where other products have comparable investment objectives and strategies to those of the Funds.

The Trustees also took into account that each Fund pays management fees on assets attributable to types of leverage that it uses (including, as applicable, assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and preferred shares outstanding), which increases the amount of management fees payable by the Fund under its Investment Management

SEMIANNUAL REPORT	JUNE 30, 2026	109

Approval of Investment Management Agreements (Cont.)

Agreement (because each Fund’s fees are calculated based on total managed assets (including assets attributable to any reverse repurchase agreements, dollar rolls/buy backs, tender option bonds, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls/buy backs, tender option bonds and borrowings)). In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to use or continue to use leverage on which management fees are charged, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. Therefore, the Trustees noted that the total fees paid by each Fund to PIMCO under the Fund’s unified fee arrangement would therefore vary more with increases and decreases in leverage than under a non-unified fee arrangement, all other things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be in the best interests of the respective Fund under current market conditions. The Trustees noted that each quarter they receive information from PIMCO regarding the Funds’ use of leverage. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO receives.

The Trustees noted that the contractual management and actual management fee rates for each Fund under its unified fee arrangement were above the median contractual and actual management fees of the other funds in its Broadridge Expense Group, calculated both on average net assets and on average total managed assets. The Trustees took into account that each Fund’s unified fee arrangement covers substantially all of the Fund’s operating fees and expenses (“Operating Expenses”) and therefore, all other things being equal, would tend to be higher than the contractual management fee rates of other funds in its Broadridge Expense Group, which generally do not have a unified fee structure and instead incur Operating Expenses directly and in addition to the management fee. The Trustees also considered that PIMCO has entered into an expense limitation agreement for each Fund. The Trustees determined that a comparison of each Fund’s total expense ratio with the total expense ratios of its Broadridge Expense Group would generally provide more meaningful comparisons than comparing contractual and actual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unified fee arrangements have benefited and will continue to benefit common shareholders because they provide an expense structure (including Operating Expenses) that is essentially fixed for the duration of the contractual period as a percentage of total managed assets, including any assets attributable to any outstanding preferred shares, or other forms of leverage, making it more predictable under ordinary circumstances in comparison to other fee and expense structures, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) could vary significantly over time. The Trustees also considered that the unified fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Performance Information

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. With respect to investment performance, the Trustees considered information regarding each

110	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

Fund’s performance based on NAV, net of the Fund’s fees and expenses, both on an absolute basis and relative to the performance of its Broadridge Performance Universe (as defined below). The Trustees requested information provided by Broadridge regarding the investment performance of a broad universe of funds within the same investment classification/category that Broadridge determined are comparable to those of each Fund (for each Fund, its “Broadridge Performance Universe”). The comparative performance information was prepared and provided by Broadridge and was not independently verified by the Trustees. The Trustees also considered information regarding the Funds’ comparative yields and risk-adjusted returns. The Trustees recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. They further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. The Trustees considered information from PIMCO regarding the risks undertaken by each Fund, including the use of leverage, and PIMCO’s management and oversight of the Fund’s risk profile.

In addition, the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (by both the Board and its Performance Committee).

Profitability, Economies of Scale, and Fall-out Benefits

The Trustees considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s aggregate estimated pre- and post-distribution operating margin for all of the closed-end and interval funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2025; and (ii) a year-over-year comparison of PIMCO’s Estimated Margins for the one-year periods ended December 31, 2025 and December 31, 2024. The Trustees also took into account explanations from PIMCO regarding how certain of PIMCO’s corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. The Trustees also requested information from PIMCO regarding (i) the impact of the Managed Services and (ii) the expected impact of the upcoming Managed Services transition on PIMCO’s profitability with respect to the Funds. The Trustees also considered that PIMCO is entitled to earn a reasonable level of profits for the services that it provides to the Funds. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also considered information regarding possible economies of scale in the operation of the Funds. The Trustees noted that the Funds do not currently have any breakpoints in their management fees. The Trustees noted PIMCO’s assertion that it may share the benefits of potential economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology and cybersecurity measures, firm proprietary systems and applications, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision and governance of those services; and the enhancement of services provided to the Funds in return for fees paid. The Trustees also considered that the unified fee arrangements provide inherent economies of scale

SEMIANNUAL REPORT	JUNE 30, 2026	111

Approval of Investment Management Agreements (Cont.)

because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs increase. The Trustees further considered that, in contrast, breakpoints may be used as a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee arrangements protect shareholders, during the contractual period, from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds, the use of service providers with which PIMCO has a relationship where it receives some economic benefit and research, statistical and quotation services that PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund’s Institutional Class Shares and the fees charged to each Fund, the Board considered the following information. With respect to performance quintile rankings for a Fund compared to its Broadridge Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for determining such comparative groups.

PMFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one-, three-, and five-year periods ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average total managed assets and average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

CAFLX

With respect to the Fund’s total return performance of its Institutional Class Shares (based on NAV) relative to its Broadridge Performance Universe, the Trustees noted that the Fund had first quintile performance for the one- and three-year periods ended December 31, 2025.

The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average total managed assets and average net assets was below the median total

112	PIMCO MUNICIPAL INTERVAL FUNDS

(Unaudited)

expense ratio (including interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average total managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Broadridge Expense Group and Broadridge Expense Universe.

Conclusion

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreements, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreements represent reasonable compensation in light of the nature, extent, and quality of the services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Board, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of each Fund and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2026	113

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank & Trust Co.

2323 Grand Boulevard, 5th Floor

Kansas City, MO 64108

Transfer Agent, Dividend Paying Agent and Registrar for Common Shares

SS&C Global Investor & Distribution Solutions, Inc.

80 Lamberton Road

Windsor, CT 06095

Transfer Agent, Dividend Paying Agent and Registrar for Remarketable Variable Rate MuniFund Term Preferred Shares

The Bank of New York Mellon

240 Greenwich Street, 7E

New York, New York 10286

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the report cover.

PIF4002SAR_063026

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on Form N-CSR.

Item 6.	Investments.

The information required by this Item 6 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to closed-end investment companies.

(b)	Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountant for Open-End Management Investment Companies.

Not	applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not	applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not	applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

The information required by this Item 11 is included as part of the semiannual report to shareholders filed under Item 1 of this Form N-CSR.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item 12 is only required in an annual report on Form N-CSR.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)	The information required by this Item 13(a) is only required in an annual report on Form N-CSR.

(b)	There have been no changes in any of the Portfolio Managers identified in the Registrant’s most recent annual report on Form N-CSR.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Not applicable.

(a)(3)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(4)	None.

(a)(5)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Flexible Municipal Income Fund

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: September 3, 2026

By:	/s/ Bijal Y. Parikh
Bijal Y. Parikh
Treasurer (Principal Financial & Accounting Officer)

Date: September 3, 2026